UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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SELECT COMFORT CORPORATION
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9800 59th Avenue North
Plymouth, Minnesota 55442

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 19, 2010

TO THE SHAREHOLDERS OF SELECT COMFORT CORPORATION:

        Select Comfort Corporation will hold its Annual Meeting of Shareholders at 1:30 p.m. Central Time on Wednesday, May 19, 2010, at the Radisson Plaza Hotel Minneapolis located at 35 South 7th Street, Minneapolis, Minnesota 55402. The purposes of the meeting are to:

  1.
  Elect two persons to serve as directors for three-year terms;

  2.
  Approve the Select Comfort Corporation 2010 Omnibus Incentive Plan;

  3.
  Approve an amendment to our Third Restated Articles of Incorporation to adopt a plurality vote standard in contested elections of directors; and

  4.
  Approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011.

        Shareholders of record at the close of business on March 26, 2010 will be entitled to vote at the meeting and any adjournments thereof. A Notice of Internet Availability of Proxy Materials will be mailed to certain shareholders on or about April 6, 2010. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and Annual Report and how to vote your shares. All other shareholders will receive the proxy materials by mail. Please be sure to vote your shares in time for our May 19, 2010 meeting date.

        Our Board of Directors recommends that you vote "FOR" each of the agenda items listed above.

By Order of the Board of Directors,

Mark A. Kimball Senior Vice President, General Counsel & Secretary

April 6, 2010
Plymouth, Minnesota

i

        As used in this Proxy Statement, the terms "we," "us," "our," the "company" and "Select Comfort" mean Select Comfort Corporation and its subsidiaries and the term "common stock" means our common stock, par value $0.01 per share.

ii

9800 59th Avenue North
Plymouth, Minnesota 55442

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

May 19, 2010

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Select Comfort Corporation for use at the Annual Meeting of Shareholders. The meeting will be held on Wednesday, May 19, 2010, at 1:30 p.m. Central Time, at the Radisson Plaza Hotel Minneapolis located at 35 South 7th Street, Minneapolis, Minnesota 55402, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

        Instead of mailing a full set of printed proxy materials to each shareholder, we are now mailing to certain of our shareholders a Notice of Internet Availability of Proxy Materials (the "Shareholder Notice"), which includes instructions on (i) how to access our Proxy Statement and Annual Report on the Internet, (ii) how to request that a printed copy of these proxy materials be forwarded to you, and (iii) how to vote your shares via the Internet. The Shareholder Notice will be mailed to shareholders on or about April 6, 2010. If you receive the Shareholder Notice, you will not receive a printed copy of the proxy materials unless you request a printed copy by following the instructions in the Shareholder Notice. All other shareholders will be sent the proxy materials by mail on or about April 6, 2010.

        Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares in time for our May 19, 2010 meeting date.

        Our Board of Directors recommends that the shareholders vote:

  •
  "FOR" the election of the nominees for Director named herein (Proposal 1);

  •
  "FOR" approval of the Select Comfort Corporation 2010 Omnibus Incentive Plan (Proposal 2);

  •
  "FOR" approval of the amendment to our Third Restated Articles of Incorporation to adopt a plurality vote standard in contested elections (Proposal 3); and

  •
  "FOR" approval of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011 (Proposal 4).

 Shareholders Entitled to Vote

        Shareholders of record at the close of business on March 26, 2010 will be entitled to vote at the meeting. As of that date, there were 54,622,741 outstanding shares of common stock. Each share is entitled to one vote on each matter to be voted on at the Annual Meeting. Shareholders are not entitled to cumulative voting rights.

Revocation of Proxies

        Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

  •
  Delivering written notice of revocation to the Corporate Secretary prior to 5:00 p.m., Central Time, on May 18, 2010;

  •
  Submitting to the Corporate Secretary a duly executed proxy bearing a later date prior to 5:00 p.m., Central Time, on May 18, 2010;

  •
  Voting again by telephone or via the Internet prior to 11:59 p.m., Eastern Time, on May 18, 2010; or

  •
  Appearing at the Annual Meeting and filing written notice of revocation with the Corporate Secretary or voting your shares in person, prior to use of your proxy.

        Attendance at the Annual Meeting will not, by itself, revoke your proxy. For shares you hold in a brokerage account, you may revoke your proxy by contacting your broker or nominee and following their instructions for revoking your proxy.

Quorum Requirements

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting (i.e., at least 27,311,371 shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of common stock represented by a properly signed and returned proxy card or properly voted by telephone or via the Internet will be counted as shares represented and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter.

        "Street name holders" are beneficial owners of shares held in a stock brokerage account or by a bank, trust or other nominee. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction form provided by the broker, bank, trust or other nominee. If a street name holder does not provide timely instructions, the broker or other nominee may have the authority to vote on some proposals but not others. If the broker or other nominee votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner, this results in a "broker non-vote." Broker non-votes on a matter are counted as present for purposes of establishing a quorum for the meeting, but are not considered entitled to vote on that particular matter. Consequently, broker non-votes generally will have no effect on the outcome of the matter. However, if and to the extent that broker non-votes are required to establish the presence of a quorum at the Annual Meeting, then any broker non-votes will have the same effect as a vote "AGAINST" for determining whether the matters to be voted on at the Annual Meeting receive a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting.

        Street name holders of shares held in a stock brokerage account or by a bank, trust or other nominee should be aware of a change in voting rules, effective January 1, 2010, that will affect whether their shares will be voted in the election of directors. Under New York Stock Exchange Rule 452 relating to the discretionary voting of proxies by brokers, brokers will no longer be permitted to vote shares with respect to the election of directors without instructions from the beneficial owner. Similarly, brokers are not permitted to vote shares on Proposal 2, to approve the Select Comfort Corporation 2010 Omnibus Incentive Plan, or Proposal 3, to approve an amendment to our Third Restated Articles of Incorporation to adopt a plurality vote standard in contested elections, without instructions.

However, brokers will still be able to vote shares held in brokerage accounts with respect to the approval of the independent registered public accounting firm, even if they do not receive instructions from the beneficial owner. Therefore, street name holders of shares held in a stock brokerage account or by a bank, trust or other nominee are advised that, if they do not timely provide instructions to their broker or other nominee, their shares will not be voted in connection with Proposals 1, 2 and 3.

Vote Required

        Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, each of the matters to be voted upon by shareholders, including the election of directors, will require the affirmative vote of holders of the greater of (i) a majority of the shares represented and entitled to vote in person or by proxy on such matter, or (ii) a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting.

        Any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. However, if and to the extent that broker non-votes are required to establish the presence of a quorum at the Annual Meeting, then any broker non-votes will have the same effect as a vote "AGAINST" for determining whether the matters to be voted on at the Annual Meeting receive a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by a proxy voted as "withholding authority" to vote for any nominee for director will be treated as shares present and entitled to vote that were voted "AGAINST" the nominee. Abstentions will be treated as unvoted for purposes of determining the approval of the matters and, as a result, will have the same effect as a vote "AGAINST" for determining whether the matters receive a sufficient number of votes to be approved.

        Signed proxies that lack any specification will be voted:

  •
  "FOR" the election of the nominees for Director named herein (Proposal 1);

  •
  "FOR" approval of the Select Comfort Corporation 2010 Omnibus Incentive Plan (Proposal 2);

  •
  "FOR" approval of the amendment to our Third Restated Articles of Incorporation to adopt a plurality vote standard in contested elections (Proposal 3); and

  •
  "FOR" approval of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011 (Proposal 4).

Proxy Solicitation Costs

        The cost of soliciting proxies, including the furnishing of proxy materials on the Internet and mailing of proxy materials to shareholders who request them will be borne by Select Comfort. We have retained Georgeson Inc. for solicitation and advisory services in connection with this Proxy Statement and related proxy and authorization solicitations. It is estimated that Georgeson Inc. will be paid approximately $8,500 for its services as solicitation agent and will be reimbursed for its reasonable out-of-pocket expenses. We have also agreed to indemnify Georgeson Inc. against certain liabilities and expenses which result from Georgeson Inc.'s performance of the proxy solicitation services. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

 STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table shows the beneficial ownership of Select Comfort common stock as of March 5, 2010 (unless another date is indicated) by (a) each director and each executive officer named in the Summary Compensation Table on page 32 of this Proxy Statement, (b) all directors and executive officers as a group and (c) each person known by us to be the beneficial owner of more than 5% of Select Comfort common stock.

	Shares of Common Stock Beneficially Owned(1)(2)
Name	Amount	Percent of Class
Thomas J. Albani	280,392	*
Stephen L. Gulis, Jr.	41,375	*
Shelly R. Ibach(3)	118,122	*
Mark A. Kimball(4)	339,337	*
Christopher P. Kirchen	469,335	*
David T. Kollat	212,892	*
Brenda J. Lauderback	78,127	*
William R. McLaughlin(5)	1,920,574	3.4%
Michael A. Peel	81,500	*
James C. Raabe(6)	403,941	*
Kathryn V. Roedel(7)	229,778	*
Ervin R. Shames(8)	303,751	*
Jean-Michel Valette	216,714	*
All directors and executive officers as a group (16 persons)(9)	5,047,512	8.8%
Adage Capital Partners GP, L.L.C.(10)	6,865,000	12.6%
Sterling SC Investors, LLC(11)	4,841,254	8.9%
Disciplined Growth Investors, Inc.(12)	3,174,274	5.8%

*    Less than 1% of the outstanding shares.

(1)    Includes shares held by the following persons in securities brokerage accounts, which in certain circumstances under the terms of the standard brokerage account form may involve a pledge of such shares as collateral: Mr. Albani (225,142 shares); Mr. Gulis (1,125 shares); Ms. Ibach (2,000 shares); Mr. Kimball (47,929 shares); Mr. Kirchen (353,809 shares); Mr. Kollat (56,392 shares); Ms. Lauderback (15,377 shares); Mr. McLaughlin (207,602 shares); Mr. Raabe (73,683 shares); Ms. Roedel (13,528 shares); Mr. Shames (36,435 shares) and Mr. Valette (150,214 shares).

(2)    The shares shown include the following shares that directors and executive officers have the right to acquire within 60 days through the exercise of stock options or warrants: Thomas J. Albani, 55,250 shares; Stephen L. Gulis, Jr., 40,250 shares; Shelly R. Ibach, 79,094 shares; Mark A. Kimball, 179,676 shares; Christopher P. Kirchen, 73,000 shares; David T. Kollat, 111,500 shares; Brenda J. Lauderback, 62,750 shares; William R. McLaughlin, 1,448,065 shares; Michael A. Peel, 81,500 shares; James C. Raabe, 246,760 shares; Kathryn V. Roedel, 179,094 shares; Ervin R. Shames, 96,500 shares and Jean-Michel Valette, 66,500 shares.

(3)    Includes 36,906 shares held under restricted or performance stock grants that have not vested.

(4)    Includes 46,219 shares held under restricted or performance stock grants that have not vested.

(5)    Does not include 382,582 shares held by BWSJ Corporation, for which Mr. McLaughlin serves as a director and is a shareholder. Mr. McLaughlin disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes 133,000 shares held under restricted or performance stock grants that have not vested and 13,000 shares held by a Family Trust.

(6)    Includes 52,156 shares held under restricted or performance stock grants that have not vested.

(7)    Includes 37,156 shares held under restricted or performance stock grants that have not vested.

(8)    Includes 56,250 shares held by Mr. Shames' Family Trust and 114,566 shares held in a GRAT.

(9)    Includes an aggregate of 2,919,420 shares that directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options or warrants. Includes an aggregate of 418,337 shares held under restricted or performance stock grants that have not vested.

(10)    Adage Capital Partners, L.P. ("ACP"), Adage Capital Partners GP, L.L.C. ("ACPGP"), Adage Capital Advisors, L.L.C. ("ACA"), Robert Atchinson ("Atchinson") and Phillip Gross ("Gross") reported in a Schedule 13G filed with the Securities and Exchange Commission on

December 10, 2009 that as of December 8, 2009, ACP, ACPGP, ACA, Atchinson and Gross beneficially owned an aggregate of 6,865,000 shares. The filing indicated that ACA is the direct holder of the shares of Common Stock and that by virtue of their positions, each of ACPGP, ACA and each of Atchinson and Gross (as Managing Members of ACA) has the power to vote and dispose of the shares of Common Stock held by ACP. Neither Atchinson nor Gross directly own any shares however each may be deemed to beneficially own the shares beneficially owned by ACP. The business address of ACP, ACPGP, ACA, Atchinson and Gross is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(11)    Sterling SC Investor, LLC, Sterling Fund Management, LLC, Rudolph Christopher Hoehn-Saric, Douglas L. Becker, Steven M. Taslitz, Eric D. Becker, Merrick M. Elfman, and Michael G. Bronfein reported in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2010 that, as of the date of the Schedule 13G filing, Sterling SC Investor, LLC is deemed to beneficially own 4,841,254 shares of Common Stock. All of the other reporting persons on the Schedule 13G are affiliates of Sterling SC Investor, LLC and each has shared voting and dispositive power of the 4,841,254 shares of Common Stock. The principal business address for Sterling SC Investor, LLC is 1033 Skokie Boulevard, Suite 600, Northbrook, Illinois 60062.

(12)    Disciplined Growth Investors, Inc. reported in a Schedule 13G filed with the Securities and Exchange Commission on June 30, 2009 that as of March 31, 2009 it beneficially owned 3,174,274 shares of Common Stock of Select Comfort Corporation and had sole power to vote or to direct the vote on 2,792,119 shares and sole power to dispose or to direct the disposition of 3,174,274 shares. The business address of Disciplined Growth Investors, Inc. is 100 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.

ELECTION OF DIRECTORS

(Proposal 1)

 Nomination

        Article XIV of our Articles of Incorporation provides that the number of directors must be at least one but not more than 12 and must be divided into three classes as nearly equal in number as possible. The exact number of directors is determined from time-to-time by the Board of Directors. The term of each class is three years and the term of one class expires each year in rotation.

        The Board has determined to reduce the size of the Board from nine members to eight members, effective immediately after the 2010 Annual Meeting. The Board has further determined to nominate David T. Kollat and William R. McLaughlin, each currently a member of our Board of Directors, to serve for additional terms of three years, expiring at the 2013 Annual Meeting, or until their successors are elected and qualified. Thomas J. Albani, who was elected to our Board of Directors for a three-year term at the 2007 Annual Meeting, will not stand for re-election at the 2010 Annual Meeting.

Vote Required

        Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of each nominee for director requires the affirmative vote of holders of the greater of (i) a majority of the shares represented and entitled to vote in person or by proxy on the election, or (ii) a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting. Any broker non-votes on the election of each nominee for director will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. If and to the extent that broker non-votes are required to establish the presence of a quorum at the Annual Meeting, then any broker non-votes will have the same effect as a vote "AGAINST" for determining whether the election of each nominee for director receives a majority of the minimum number of shares entitled to vote in person or by proxy that would constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by a proxy voted as "withholding authority" to vote for any nominee for director will be treated as shares present and entitled to vote that were voted "AGAINST" the nominee.

Board Recommendation

        The Board recommends a vote "FOR" the election of Mr. Kollat and Mr. McLaughlin. In the absence of other instructions, properly signed and delivered proxies will be voted "FOR" the election of each of these nominees.

        If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from the inability of any such nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

 Information about Nominees and Other Directors

        The following table sets forth certain information, as of March 18, 2010, that has been furnished to us by each director and each person who has been nominated by the Board to serve as a director of our company.

Name of Nominee	Age	Principal Occupation	Director Since

Nominees for election this year to three-year terms expiring in 2013:
David T. Kollat(2)(3)	71	President of 22 Inc.; Former Executive Vice President of Marketing for The Limited and former President of Victoria's Secret Catalogue; Also a director of Big Lots, Inc., Limited Brands, Inc. and Wolverine World Wide, Inc.	1994
William R. McLaughlin	53	President and Chief Executive Officer of Select Comfort Corporation.	2000
Directors not standing for election this year whose terms expire in 2011:
Christopher P. Kirchen(1)	67	Managing General Partner and co-founder of BEV Capital, a venture capital firm.	1991
Michael A. Peel(2)(3)	60	Vice President for Human Resources and Administration of Yale University; Former Executive Vice President, Human Resources and Global Business Services, General Mills, Inc.	2003
Jean-Michel Valette(1)	49	Chairman of the Board of Directors, Peet's Coffee and Tea, Inc.; Also a director of The Boston Beer Company.	1994
Directors not standing for election this year whose terms expire in 2012:
Stephen L. Gulis, Jr.(1)	52	Former Executive Vice President and Chief Financial Officer, Wolverine World Wide, Inc.; Also a director of Independent Bank Corporation.	2005
Brenda J. Lauderback(3)	59	Former President of the Retail and Wholesale Group for Nine West Group, Inc.; Also a director of Big Lots, Inc., Denny's Corporation and Wolverine World Wide, Inc.	2004
Ervin R. Shames*	69	Chairman of the Board (non-executive) of Select Comfort Corporation; Former Chief Executive Officer of Borden, Inc. and Stride Rite Corporation; Also a director of Choice Hotels International, Inc. and Online Resources Corporation.	1996
Director not standing for re-election this year whose term expires in 2010:
Thomas J. Albani(1)	67	Former President and Chief Executive Officer of Electrolux Corporation; Also a director of Barnes Group Inc.	1994

(1)    Member of the Audit Committee

(2)    Member of the Management Development and Compensation Committee

(3)    Member of the Corporate Governance and Nominating Committee

*    In his capacity as non-executive Chairman of the Board, Mr. Shames may attend and vote at any Committee meeting.

 Additional Information about Nominees and Other Directors

        David T. Kollat has served as a member of our Board of Directors since February 1994. Dr. Kollat has served as President and Chairman of 22 Inc., a research and consulting company for retailers and consumer goods manufacturers, since 1987. From 1976 until 1987, he served in various management capacities for Limited Brands, a women's apparel retailer, including Executive Vice President of Marketing and President of Victoria's Secret Catalogue. Dr. Kollat also serves as a director of Big Lots, Inc., Limited Brands, Inc. and Wolverine World Wide, Inc.

        We believe Mr. Kollat is qualified to serve on our Board because he provides our Board with many years of experience in management and board service with branded consumer goods manufacturers and retailers. Mr. Kollat also brings insight into best practices in corporate governance and board processes from his extensive experience in board and board committee service with other publicly traded companies.

        William R. McLaughlin joined our company in March 2000 as President and Chief Executive Officer and as a member of our Board of Directors. From May 2004 through February 2008, Mr. McLaughlin also served as Chairman of our Board of Directors. From December 1988 to March 2000, Mr. McLaughlin served as an executive of PepsiCo Foods International, Inc., a snack food company and subsidiary of PepsiCo, Inc., in various management capacities, including from September 1996 to March 2000 as President of Frito-Lay Europe, Middle East and Africa, and from June 1993 to June 1996 as President of Grupo Gamesa, S.A. de C.V., a cookie and flour company based in Mexico.

        We believe Mr. McLaughlin is qualified to serve on our Board because he has extensive executive management experience with a leading consumer packaged good company. Mr. McLaughlin also brings to our Board intimate knowledge of our company's operations gained during his ten years of leadership as our Chief Executive Officer.

        Christopher P. Kirchen has served as a member of our Board of Directors since December 1991. Mr. Kirchen is currently Managing General Partner of BEV Capital, a venture capital firm that he co-founded in March 1997. From 1986 to December 2002, he was a General Partner of Consumer Venture Partners, a venture capital firm that was an investor in our company. Mr. Kirchen also serves as a director of several privately held companies.

        We believe Mr. Kirchen is qualified to serve on our Board because, through his long career in the venture capital industry, he brings to our Board substantial experience with numerous branded consumer companies in various stages of growth and an entrepreneurial orientation. Mr. Kirchen also possesses substantial experience in financial markets and financial reporting processes.

        Michael A. Peel has served as a member of our Board of Directors since February 2003. In October 2008, Mr. Peel was appointed Vice President for Human Resources and Administration of Yale University. From 1991 to 2008, Mr. Peel served in various management capacities for General Mills, Inc., a manufacturer and marketer of packaged consumer foods, including most recently as Executive Vice President, Human Resources and Global Business Services. From 1977 to 1991, Mr. Peel served in various management capacities for PepsiCo, Inc., including as Senior Vice President, Human Resources for PepsiCo Worldwide Foods from 1987 to 1991.

        We believe Mr. Peel is qualified to serve on our Board because he brings to our Board extensive experience in senior executive management with a large consumer-oriented, publicly traded company, including in particular deep expertise in human resources management and executive compensation matters.

        Jean-Michel Valette has served as a member of our Board of Directors since October 1994. Mr. Valette has been an independent adviser to branded consumer companies since May 2000. Since January 2004 he has served as Chairman of the Board of Directors of Peet's Coffee and Tea, Inc.

Mr. Valette also served as non-executive Chairman of the Robert Mondavi Winery from April 2005 to October 2006 and was its President and Managing Director from October 2004 to April 2005. From August 1998 to May 2000, Mr. Valette was President and Chief Executive Officer of Franciscan Estates, Inc., a premium wine company. He was a Managing Director of Hambrecht & Quist LLC, an investment banking firm, from October 1994 to August 1998 and served as a Senior Analyst at Hambrecht & Quist LLC from November 1992 to October 1994. Mr. Valette also serves as a director of The Boston Beer Company.

        We believe Mr. Valette is qualified to serve on our Board because he has extensive experience in executive management and in board service and leadership with several branded consumer companies. Mr. Valette also brings significant financial industry experience and knowledge of and experience in financial reporting and related processes and corporate governance.

        Stephen L. Gulis, Jr., was first appointed to our Board of Directors in July 2005. From April 1996 to October 2007, Mr. Gulis was the Executive Vice President, CFO and Treasurer of Wolverine World Wide, Inc., a global marketer of branded footwear, apparel and accessories (WWW). From October 2007 until his retirement in July of 2008, he served as Executive Vice President and President of Global Operations for WWW. From 1988 to 1996, Mr. Gulis served in various other management capacities with WWW, including CFO, Vice President of Finance, and Vice President Finance and Administration of the Hush Puppies Company. Prior to joining WWW, he served six years on the audit staff of Deloitte & Touche. Mr. Gulis also serves as a director of Independent Bank Corporation.

        We believe Mr. Gulis is qualified to serve on our Board because he brings to our Board extensive senior executive experience with a publicly traded consumer products company, including in particular experience as a chief financial officer in financial auditing and reporting and internal controls. Mr. Gulis also has experience in management of human resources and product quality.

        Brenda J. Lauderback was first appointed to our Board of Directors in February 2004. Ms. Lauderback served as President of the Retail and Wholesale Group for the Nine West Group, Inc., a designer and marketer of women's footwear and accessories, from May 1995 until January 1998. Ms. Lauderback also serves as a director of Big Lots, Inc., Denny's Corporation and Wolverine World Wide, Inc. Within the last five years, Ms. Lauderback also served as a director of Louisiana-Pacific Corporation until May 2005 and Irwin Financial Corporation until September 2009.

        We believe Ms. Lauderback is qualified to serve on our Board because she has extensive executive management experience with prominent national retailers. Ms. Lauderback's experience on other boards of directors and board committees also provides our Board with insight into best practices in corporate governance and board processes.

        Ervin R. Shames has served as a member of our Board of Directors since April 1996 and was elected Chairman of the Board in February 2008. Mr. Shames previously served as Chairman of our Board of Directors from April 1996 to April 1999. From May 2004 until February 2008, Mr. Shames assumed the role of Lead Director under our Corporate Governance Principles. Since January 1995, Mr. Shames has served as an independent management consultant to consumer goods and services companies, advising on management and marketing strategy. From 1996 until 2008, he was a Lecturer at the University of Virginia's Darden Graduate School of Business. From December 1993 to January 1995, he served as the Chief Executive Officer of Borden, Inc. and was President and Chief Operating Officer of Borden, Inc. from July 1993 until December 1993. From June 1990 to June 1992, he was the Chief Executive Officer of Stride Rite Corporation and from June 1992 to July 1993 he was Stride Rite's Chairman and Chief Executive Officer. From 1967 to 1989, Mr. Shames was employed by General Foods/Altria Companies in varying capacities including the presidencies of General Foods International, General Foods USA and Kraft USA. Mr. Shames also serves as a director of Choice Hotels International, Inc., Online Resources Corporation and several privately held companies.

        We believe Mr. Shames is qualified to serve on our Board because he brings to our Board extensive experience as a senior executive of several national or multi-national branded consumer companies, as well as experience on other publicly traded boards and board committees. Mr. Shames provides our Board with extensive knowledge and experience in general management and consumer marketing as well as insightful leadership as Chairman of our Board.

        Thomas J. Albani has served as a member of our Board of Directors since February 1994. Mr. Albani served as President and Chief Executive Officer of Electrolux Corporation, a manufacturer of premium floor care machines, from June 1991 to May 1998. From September 1984 to April 1989, he was employed by Allegheny International Inc., a home appliance manufacturing company, in a number of positions, most recently as Executive Vice President and Chief Operating Officer. Mr. Albani also serves as a director of Barnes Group Inc. Mr. Albani's current term on our Board will expire at this year's Annual Meeting and he will not stand for re-election.

Corporate Governance

Information about the Board of Directors and its Committees

        The Board of Directors has determined that each of the following directors is an "independent director" as defined by applicable rules of the NASDAQ Stock Market and the rules and regulations of the Securities and Exchange Commission ("SEC"):

Thomas J. Albani	David T. Kollat	Ervin R. Shames
Stephen L. Gulis, Jr.	Brenda J. Lauderback	Jean-Michel Valette
Christopher P. Kirchen	Michael A. Peel

        In addition, Christine M. Day, whose term of service with our Board expired on December 14, 2009, was also an independent director under the definition referenced above.

        The Board maintains three standing committees, including an Audit Committee, a Management Development and Compensation Committee and a Corporate Governance and Nominating Committee. Until February 2010, the Board also maintained a standing Finance Committee. Each of the committees of the Board has a charter and each of these charters is included in the investor relations section of the company's Web site at http://www.selectcomfort.com/eng/aboutus/corporategovernance.cfm. The information contained in or connected to our Web site is not incorporated by reference into or considered a part of this Proxy Statement.

        The current members of each of the Board committees are identified in the table below. In his capacity as non-executive Chairman of the Board, Mr. Shames may attend and vote at any committee meeting.

Director	Audit Committee	Management Development and Compensation Committee	Corporate Governance and Nominating Committee	Finance Committee*

Thomas J. Albani	X			X
Stephen L. Gulis, Jr.	Chair			X
Christopher P. Kirchen	X			X
David T. Kollat		X	X
Brenda J. Lauderback			Chair
Michael A. Peel		Chair	X
Ervin R. Shames		X
Jean-Michel Valette	X			Chair

*    The Finance Committee was eliminated in February 2010.

        The Board has determined that each member of the Board committees meets the independence requirements applicable to those committees prescribed by applicable rules and regulations of the NASDAQ Stock Market, the SEC, and the Internal Revenue Service.

        The Board of Directors has further determined that two members of the Audit Committee, Stephen L. Gulis, Jr. and Jean-Michel Valette, meet the definition of "audit committee financial expert" under rules and regulations of the SEC and meet the qualifications of "financial sophistication" under the Marketplace Rules of the NASDAQ Stock Market. These designations related to our Audit Committee members' experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and the NASDAQ Stock Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of our Audit Committee or of our Board of Directors.

        The Board of Directors met in person or by telephone conference 46 times and took action by written consent on three occasions during 2009. The Audit Committee met in person or by telephone conference nine times during 2009. The Management Development and Compensation Committee met in person or by telephone conference six times during 2009. The Finance Committee met in person or by telephone conference 24 times and took action by written consent on two occasions during 2009. The Corporate Governance and Nominating Committee met in person or by telephone conference two times during 2009. All of the current members of our Board of Directors attended 75% or more of the meetings of the Board and all committees on which they served during fiscal 2009.

        Audit Committee.    The Audit Committee is comprised entirely of independent directors, currently including Stephen L. Gulis, Jr. (Chair), Thomas J. Albani, Christopher P. Kirchen and Jean-Michel Valette. The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of our company. The Audit Committee is responsible for providing independent, objective oversight with respect to our company's accounting and financial reporting functions, internal and external audit functions, and systems of internal controls regarding financial matters and legal, ethical and regulatory compliance. The responsibilities and functions of the Audit Committee are further described in the Audit Committee Report beginning on page 64 of this Proxy Statement.

        Management Development and Compensation Committee.    The Management Development and Compensation Committee is comprised entirely of independent directors, currently including Michael A. Peel (Chair), David T. Kollat and Ervin R. Shames. The principal function of the Management Development and Compensation Committee is to discharge the responsibilities of the Board relating to compensation of the company's executive officers. The responsibilities and functions of the Management Development and Compensation Committee are further described in the Compensation Discussion and Analysis beginning on page 19 of this Proxy Statement.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee is comprised entirely of independent directors, currently including Brenda J. Lauderback (Chair), David T. Kollat and Michael A. Peel. The primary functions of the Corporate Governance and Nominating Committee are to develop and recommend to the Board corporate governance principles to govern the Board, its committees, and our executive officers and employees in the conduct of the business and affairs of our company; to identify and recommend to the Board individuals qualified to become members of the Board and its committees; and to develop and oversee the annual Board and Board committee evaluation process.

        Finance Committee.    The Finance Committee, which was eliminated in February 2010, was comprised entirely of independent directors, including Jean-Michel Valette (Chair), Thomas J. Albani,

Stephen L. Gulis, Jr. and Christopher P. Kirchen. The primary functions of the Finance Committee were to:

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  Review and consult with senior management regarding financial matters, including the company's financial condition, plans and strategies, investor relations strategies, cash management strategies, risk management strategies and legal and tax structure;

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  Review and consult with senior management regarding, and make recommendations to the Board regarding, the issuance or retirement of debt or equity, dividend policies and dividend declarations, stock splits and similar changes in capitalization and acquisitions, divestitures and joint ventures and the related financial strategies or arrangements; and

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  Review and consult with senior management regarding, and approve on behalf of the Board, the company's cash investment policies, unbudgeted capital commitments and operating leases up to $5 million, and stock repurchase authority (subject to limitations established by the Board from time-to-time).

Board Leadership Structure

        Our Board is currently comprised of eight independent directors and one employee director, Mr. McLaughlin, who has served as our President and Chief Executive Officer since joining the company in 2000. Mr. McLaughlin also served as Chairman of the Board from May 2004 through February 2008. At that time, with Mr. McLaughlin's support, the Board determined to separate the positions of Chairman of Board and Chief Executive Officer and Ervin R. Shames was appointed Chairman of the Board. The Board decided to separate these roles based on its ongoing review of best practices in corporate governance and to enable Mr. McLaughlin to focus all of his time and energy in leadership of the day-to-day operations of the company and its growth and profitability initiatives as it faced the challenges of the recent economic downturn.

        The Board continues to believe, for the reasons noted above, that separation of these roles is the most appropriate leadership structure for the Board and the company at this time. Consistent with the company's Corporate Governance Principles, the Board retains the right to review this determination and to either continue to maintain these positions as separated positions or to combine the positions, as the Board determines to be in the best interests of the company at the time. During any period in which the positions of Chairman of the Board and CEO are combined, the Board would appoint a Lead Director from among the independent members of the Board, who would have certain Board leadership responsibilities specified in our Corporate Governance Principles.

Board Role in Risk Oversight

        Our Board is generally responsible for overseeing the company's policies and practices with respect to risk assessment and risk management, and has delegated to the Audit Committee the responsibility of assisting the Board in fulfilling this role. Among its duties and processes, the Audit Committee (a) reviews and discusses with management the company's policies and practices with respect to risk assessment and risk management; (b) oversees the company's internal audit function and processes; (c) establishes and oversees procedures for receiving and addressing complaints regarding accounting, internal controls or auditing matters; (d) reviews, with the company's counsel, legal compliance and other legal matters; and (e) reports to the full Board with respect to matters within its area of responsibility.

        The Audit Committee oversees the company's internal audit function, which is responsible for undertaking an annual risk assessment process and reporting to the Audit Committee with respect to this assessment and related risk management strategies. The Audit Committee reviews and approves, at least annually, the company's internal audit plan and receives quarterly reports with respect to the results of internal audits. The leader of the company's internal audit function reports directly to the

Audit Committee with respect to internal audit matters, and the Audit Committee has authority to review and approve the appointment, replacement or dismissal of the leader of this function. The leader of the internal audit function meets regularly in executive session with the Audit Committee without any members of the company's management team present.

        In addition to the Audit Committee's role, each of the other committees considers risks within its respective areas of responsibility. We believe our current Board leadership structure helps ensure proper risk oversight, based on the allocation of duties among committees and the role of our independent directors in risk oversight.

Director Nominations Process

        The Corporate Governance and Nominating Committee (the "CGNC") administers the process for nominating candidates to serve on our Board of Directors. The CGNC recommends candidates for consideration by the Board as a whole, which is responsible for appointing candidates to fill any vacancy that may be created between meetings of the shareholders and for nominating candidates to be considered for election by shareholders at our Annual Meeting.

        Consistent with the company's Corporate Governance Principles, the CGNC periodically reviews with the Board the appropriate skills and characteristics required of Board members in the context of the current membership of the Board. This assessment specifically includes consideration of diversity, such as diversity of age, gender, race and national origin, education, professional experience and differences in viewpoints, and functional skills in relation to the perceived needs of the Board at that time. The CGNC does not have a formal policy with respect to diversity; however, the Board and the CGNC believe that it is essential that the Board members represent diverse viewpoints.

        The Board has established selection criteria to be applied by the CGNC and by the full Board in evaluating candidates for election to the Board. These criteria include:

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  Independence;

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  Integrity;

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  Experience and sound judgment in areas relevant to our business;

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  A proven record of accomplishment;

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  Willingness to speak one's mind;

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  The ability to commit sufficient time to Board responsibilities;

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  The ability to challenge and stimulate management; and

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  Belief in and passion for our mission and vision.

        The CGNC reviews these selection criteria and the overall director nomination process at least annually in connection with the nomination of directors for election at the company's annual meeting for consistency with best practices in corporate governance and effectiveness in meeting the needs of the Board from time-to-time.

        The CGNC may use a variety of methods for identifying potential nominees for election to the Board, including consideration of candidates recommended by directors, officers or shareholders of the company. The CGNC also has the authority under its charter to engage professional search firms or other advisors to assist the CGNC in identifying candidates for election to the Board, or to otherwise assist the CGNC in fulfilling its responsibilities.

        Shareholder nominations of candidates for membership on the Board submitted in accordance with the terms of our Bylaws will be reviewed and evaluated by the CGNC in the same manner as for any other nominations. Any shareholder who wishes the CGNC to consider a candidate should submit a written request and related information to our Corporate Secretary. Under our Bylaws, if a shareholder intends to nominate a person for election to the Board of Directors at a shareholder meeting, the shareholder is required to give written notice of the proposed nomination to the Corporate Secretary at least 120 days prior to the first anniversary of the date that the company first released or mailed its proxy materials to shareholders in connection with the preceding year's regular or annual meeting. The shareholder's notice must include, for each nominee whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the company that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee. The shareholder's notice must also include: (i) the name and address of the nominating shareholder, as they appear on the company's books, and (ii) the class and number of shares of the company that are owned beneficially and of record by the shareholder. The shareholder's notice must also be accompanied by the proposed nominee's signed consent to serve as a director of the company.

Shareholder Communications with the Board

        Shareholders may communicate with the Board of Directors, its Committees or any individual member of the Board of Directors by sending a written communication to our Corporate Secretary at 9800 59th Avenue North, Plymouth, MN 55442. The Corporate Secretary will promptly forward any communication so received to the Board, any Committee of the Board or any individual Board member specifically addressed in the communication. In addition, if any shareholder or other person has a concern regarding any accounting, internal control or auditing matter, the matter may be brought to the attention of the Audit Committee, confidentially and anonymously, by calling 1-800-835-5870, inserting the I.D. Code of AUDIT (28348) and following the prompts from the recorded message. The company reserves the right to revise this policy in the event that the process is abused, becomes unworkable or otherwise does not efficiently serve the purposes of the policy.

Policy Regarding Director Attendance at Annual Meeting

        Our policy is to require attendance of all of our directors at our Annual Meeting of Shareholders, except for absences due to causes beyond the reasonable control of the director. All of the directors then serving on our Board were in attendance at our 2009 Annual Meeting of Shareholders, other than Christine M. Day, whose term on our Board expired at the 2009 Annual Meeting.

Corporate Governance Principles

        Our Board of Directors has adopted Corporate Governance Principles that were originally developed and recommended by the Corporate Governance and Nominating Committee. These Corporate Governance Principles are available in the investor relations section of the company's Web site at http://www.selectcomfort.com/eng/aboutus/corporategovernance.cfm. The information contained in or connected to our Web site is not incorporated by reference into or considered a part of this Proxy Statement. Among these Corporate Governance Principles are the following:

        Independence.    A substantial majority of the members of the Board should be independent, non-employee directors. It is the responsibility of the Board to establish the standards for independence and the Board has followed the independence standards for companies listed on The NASDAQ Stock Market LLC—NASDAQ Global Select Market ("NASDAQ"). All of our directors are independent except for William R. McLaughlin, our Chief Executive Officer. All Committees of the Board are composed entirely of independent directors.

        The Audit Committee charter requires that the Audit Committee must review and approve any proposed or actual related party transaction that would be required to be disclosed by the company pursuant to Item 404 of Regulation S-K of the Federal securities laws.

        In reaching its determination that all of the non-executive members of the Board of Directors are independent under the listing standards of the NASDAQ, the Board reviewed and discussed relationships involving one of our directors. Christopher P. Kirchen serves on the board of a company that has provided public relations services to the company and the amount of these services was de minimus in both 2006 and 2007. The venture capital firm that Mr. Kirchen is affiliated with has a minority investment in a market research company that has completed one project for the company in 2008 for which the company paid $44,600. The decisions related to the use of these services were made through normal company sourcing procedures and were not in any way influenced by these directors. For these reasons, and due to the minimal amounts involved, the Board determined that these transactions did not prevent Mr. Kirchen from meeting the applicable independence standard.

        Chairman and CEO Positions.    At the present time, the Board believes that it is in the best interests of the company and its stakeholders for the positions of Chairman of the Board and CEO to be separated, and for the position of Chairman of the Board to be held by a non-executive, independent member of the Board. The Board retains the right to review this determination and to either continue to maintain these positions as separated positions or to combine the positions, as the Board determines to be in the best interests of the company at the time. During any period in which the positions of Chairman of the Board and CEO are combined, the Board will appoint a Lead Director from among the independent members of the Board.

        Classified Board Structure.    Our Articles of Incorporation provide for a classified Board serving staggered terms of three years each. The Board will periodically review its classified Board structure in the context of other provisions and measures applicable to unsolicited takeover proposals with the objective of positioning the Board and the company to maximize the long-term value of our company for all shareholders.

        Requirement of Incumbent Directors who do not Receive a Majority Vote in an Uncontested Election to Tender Resignation.    If a nominee for Director who is an incumbent Director is not elected at a meeting of shareholders and no successor to the incumbent Director is elected at the meeting of shareholders, the incumbent Director shall promptly offer to tender his or her resignation to the Board. The Corporate Governance and Nominating Committee shall make a recommendation to the Board on whether to accept or reject the offer, or whether other action should be taken. The Board shall act on whether to accept the Director's offer, taking into account the Corporate Governance and Nominating Committee's recommendation, and publicly disclose (by press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision and the rationale behind it within 90 days after the date of the certification of the election results. The Corporate Governance and Nominating Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other recommendations that it considers relevant and appropriate. The incumbent Director who offers to tender his or her resignation shall not participate in the Board's decision. If such incumbent Director's offer to tender his or her resignation is not accepted by the Board, such Director shall continue to serve until the next meeting of shareholders at which Directors are elected and until his or her successor is duly elected, or his or her earlier death, resignation, retirement, disqualification or removal.

        Approach to Term and Age Limits.    The Corporate Governance and Nominating Committee has determined to not adopt specific term or age limits in order to not arbitrarily lose important contributors to the Board. In order to ensure an appropriate balance between new perspectives and experienced Directors, if the median tenure of the Board exceeds 8.5 years or if the majority of the Directors are 60 years of age or older, then one or more Directors will either not be re-nominated or asked to resign from the Board. Such Director(s) will be selected based on an evaluation of the Board's needs at the time and individual Directors' contributions to the Board.

        Change in Responsibilities.    The Board does not believe that Directors who retire or who have a change in their principal employment or affiliation after joining the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, through the Corporate Governance and Nominating Committee, to review the qualifications of the director for continued Board membership. Any Director who undergoes a material change in principal employment or affiliation is required to promptly notify the Chair of the Corporate Governance and Nominating Committee of the change.

        Other Board or Audit Committee Service.    The Board recognizes that service on other boards can in some circumstances limit the time that Directors may have to devote to fulfilling their responsibilities to the company. It is the Board's guideline that no Director serve on more than a total of six public company boards (including the Select Comfort Board), and that no member of the company's Audit Committee shall serve on more than a total of three public company audit committees (including the Select Comfort Audit Committee). If any Director exceeds or proposes to exceed these guidelines, the Director is required to promptly notify the Chair of the Corporate Governance and Nominating Committee and the committee will review the facts and circumstances and determine whether such service would interfere with the Director's ability to devote sufficient time to fulfilling the Director's responsibilities to the company.

        CEO Service on Other Boards.    The CEO shall not serve on more than two public company boards other than the Board of Directors of the company.

        Board and Committee Evaluations.    The Board believes that the company's governance and the Board's effectiveness can be continually improved through evaluation of both the Board as a whole and its committees. The Corporate Governance and Nominating Committee is responsible for annually evaluating effectiveness in these areas and reviewing the results and recommendations for improvement with the full Board.

        Board Executive Sessions.    Executive sessions or meetings of independent directors without management present will be held at least twice each year. At least one session will be to review the performance criteria applicable to the CEO and other senior managers, the performance of the CEO against such criteria, and the compensation of the CEO and other senior managers. Additional executive sessions or meetings of outside directors may be held from time-to-time as required. The Board's practice has been to meet in executive session for a portion of each regularly scheduled meeting of the Board. Any member of the Board may request at any time an executive session without the presence of management.

        Paid Consulting Arrangements.    The Board believes that the company should not enter into paid consulting arrangements with independent directors.

        Board Compensation.    Board compensation should encourage alignment with shareholders' interests and should be at a level equitable to comparable companies. The Management Development and Compensation Committee is responsible for periodic assessments to assure these standards are being met.

        Share Ownership Guidelines for Executive Officers and Directors.    The Board has established the stock ownership guidelines described below for executive officers and directors. For purposes of these guidelines, stock ownership includes the fair market value of (1) all shares of common stock owned (without regard to restrictions on transfer and including shares allocated to directors' accounts under the company's non-employee director equity plan) and (2) vested stock options after taxes at an assumed individual effective tax rate of 40%. The fair market value of stock options shall mean the then-current market price less the exercise price.

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  Executive Officer Ownership Guidelines.  Within five years of joining the company, the Chief Executive Officer is expected to achieve and maintain stock ownership equal to five times the CEO's base salary and each of the other executive officers is expected to achieve and maintain stock ownership equal to three times the executive officer's base salary.

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  Board Ownership Guidelines.   Within five years of joining the company's Board of Directors, each director is expected to achieve and maintain stock ownership equal to five times the director's annual cash retainer.

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  Restrictions on Sale Pending Achievement of Ownership Objectives.  Any director or executive officer who has not achieved the foregoing ownership objective by the required time period will not be permitted to sell any shares except to the extent required to pay transaction costs and taxes applicable to exercise of stock options or the vesting of restricted shares. Exceptions to these restrictions on sale of shares may be granted by the Board in its sole discretion for good cause shown by any director or executive officer.

        Conflicts of Interest.    Directors are expected to avoid any action, position or interest that conflicts with an interest of the company, or that gives the appearance of a conflict. If any member of the Board becomes aware of any such conflicting or potentially conflicting interest involving any member of the Board, the director should immediately bring such information to the attention of the Chairman of the Board, the Chief Executive Officer and the General Counsel of the company.

        Performance Goals and Evaluation.    The Management Development and Compensation Committee is responsible for establishing the procedures for setting annual and long-term performance goals for the Chief Executive Officer and for the evaluation by the full Board of his or her performance against such goals. The Committee meets at least annually with the Chief Executive Officer to receive his or her recommendations concerning such goals. Both the annual goals and the annual performance evaluation of the Chief Executive Officer are reviewed and discussed by the outside directors at a meeting or executive session of that group. The Committee is also responsible for setting annual and long-term performance goals and compensation for the direct reports to the CEO. These decisions are approved by the outside directors at a meeting or executive session of that group.

        Compensation Philosophy.    The Board supports and, through the Management Development and Compensation Committee, oversees employee compensation programs that are closely linked to business performance and emphasize equity ownership.

        Senior Management Depth and Development.    The CEO reports to the Board, at least annually, on senior management depth and development, including a discussion of assessments, leadership development plans and other relevant factors.

        Provisions Applicable to Unsolicited Takeover Attempts or Proposals.    The Board will periodically review (not less often than every three years) the company's Articles of Incorporation and Bylaws and various provisions that are designed to maximize shareholder value in the event of an unsolicited takeover attempt or proposal. Such review includes consideration of matters such as the company's state of incorporation, whether the company should opt in or out of applicable control share acquisition or business combination statutes, and provisions such as the company's classified Board structure. The objective of this review is to maintain a proper balance of provisions that will not deter bona fide proposals from coming before the Board, and that will position the Board and the company to maximize the long-term value of our company for all shareholders.

        Shareholder Approval of Equity-Based Compensation Plans.    Shareholder approval will be sought for all equity-based compensation plans.

Code of Conduct

        We have developed and circulated to all of our employees a Code of Business Conduct addressing legal and ethical issues that may be encountered by our employees in the conduct of our business. Among other things, the Code of Business Conduct requires that our employees comply with applicable laws, engage in ethical and safe conduct in our work environment, avoid conflicts of interests, conduct our business with integrity and high ethical standards, and safeguard our company's assets. A copy of the Code of Business Conduct is included in the investor relations section of our Web site at http://www.selectcomfort.com/eng/aboutus/corporategovernance.cfm. We intend to disclose any amendments to and any waivers from a provision of our Code of Business Conduct on our Web site. The information contained in or connected to our Web site is not incorporated by reference into or considered a part of this Proxy Statement.

        Employees are required to report any conduct that they believe in good faith violates our Code of Business Conduct. The Code of Business Conduct also sets forth procedures under which employees or others may report through our management team and, ultimately, directly to our Audit Committee (confidentially and anonymously, if so desired) any questions or concerns regarding accounting, internal accounting controls or auditing matters.

        All of our employees are required to periodically certify their commitment to abide by our Code of Business Conduct. We also provide training in key areas covered by the Code of Business Conduct to help our employees to comply with their obligations.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This Compensation Discussion and Analysis describes the key principles and approaches used to determine the compensation of the named executive officers listed in the Summary Compensation Table. All compensation paid to the named executive officers is determined by the Management Development & Compensation Committee of the Board of Directors (the "Committee"), which is composed solely of independent non-employee Directors who meet regularly each fiscal year. The Committee has retained Towers Watson as its outside compensation consultant. More information on Towers Watson's role in advising the Committee on executive compensation matters is provided later in this report.

        Select Comfort's long-term goal is to consistently grow sales and earnings faster than its industry peers and to out-perform a broader peer group of specialty retailers. Select Comfort's compensation programs are generally more performance oriented, and typically have a greater proportion of total compensation at risk, than those of comparable companies. Only base salary and certain benefit programs do not vary, upward or downward, with annual financial performance. As a result, total compensation for named executive officers and other senior leaders varies from the bottom quartile of the market (when performance is below expectations) to the top quartile of the market (when performance exceeds that of peer group companies).

        Select Comfort's performance in 2009 exceeded both internal and external expectations after two challenging years in 2007 and 2008. Compensation for our named executive officers over this period reflects this turn-around in business performance and the strong "pay for performance" design of the company's executive compensation programs:

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  Base Salaries were generally frozen and annual merit increases foregone as a result of disappointing 2007 and 2008 company results. Our CEO voluntarily agreed to forego his base salary for most of 2008 as part of our efforts to improve our cost structure. Increases during this time for two of our named executive officers were approved solely in recognition of increased responsibilities and to obtain better alignment with the market. All base salaries in the Summary Compensation Table for 2008 reflect an additional week in the fiscal year. Since the end of 2009, modest merit increases have been approved in recognition of the improvement in business performance achieved in 2009.

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  Annual Cash Incentive Compensation, which is entirely performance-based and targeted to represent a significant percentage of total compensation for named executive officers, was achieved and paid with respect to 2009 at targeted levels, whereas no bonuses were earned for 2007 or 2008.

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  Long-Term Equity-Based Incentive Compensation is also strongly tied to annual company performance and typically designed to account for approximately 40% of total compensation for our named executive officers. Stock-based awards granted in 2007 and 2008 were substantially reduced based on the failure to achieve performance goals. Following a challenging year in 2008, and the resulting uncertainty regarding the company's financial condition, annual stock and stock option awards were deferred for 2009 until later in the year when there was greater clarity as to the company's business performance and financial condition. Based on the grant date fair value, awards in 2009 were generally modest in comparison with prior periods, except for special restricted stock awards granted to two named executive officers in recognition of their extraordinary efforts in connection with the recapitalization of the company in 2009.

        The restoration of annual cash incentive payouts, and our cautious approach to stock and stock option awards, resulted in total compensation consistent with the middle of our peer group for the named executive officers and other company management for 2009, a year in which positive momentum in business performance was achieved.

        The Board of Directors and management of Select Comfort are highly committed to building on the positive momentum established in 2009 and returning to the outstanding growth and financial performance that characterized the company from 2001 through 2006. Aggressive actions have been taken to improve the company's cost structure and profitability and to prepare the company to fully realize its future potential as we weather the current challenging macroeconomic environment.

        The following discussion provides (1) an overview of the Management Development and Compensation Committee of our Board of Directors, (2) a discussion of the philosophy and objectives of our compensation programs for senior management, and (3) a discussion of each material element of these compensation programs and the process used to determine the amounts of these elements.

Overview of the Management Development and Compensation Committee

        The Management Development and Compensation Committee of the Board of Directors (the "Committee") is comprised entirely of independent, non-employee directors. The primary purpose of the Committee is to discharge the responsibilities of our Board relating to executive compensation and development of current and future leadership resources. The responsibilities of the Committee include:

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  Establishment of compensation strategies, processes, and programs for the Chief Executive Officer and other executive officers designed to motivate and reward superior company performance.

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  Leadership of the Board of Directors' annual process to evaluate the performance of the Chief Executive Officer.

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  Review and approval of all compensation elements for the Chief Executive Officer and other executive officers including base salaries, annual cash incentive awards, equity-based awards, benefits, and perquisites.

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  Oversight of the annual cash incentive plan, long-term equity-based incentive plans, and major employee benefit programs.

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  Review of management development progress, organizational strategy, succession planning for key leadership positions, and overall talent depth to assure that talent formation processes are consistent with the company's aggressive growth goals.

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  Establishment of the structure and amount of non-employee director compensation.

        The Committee has the authority under its charter to retain and consult with independent advisors to assist the Committee in fulfilling these responsibilities and duties. To maintain the independence of these advisors, the charter also provides that the use by the company of any of these advisors for work other than that expressly commissioned by the Committee must be approved in advance by the Committee. For each of the last several years, the Committee has engaged Towers Watson (previously known as Towers Perrin), a global human resources consulting firm, as its independent compensation consultant.

        The Committee usually meets four to six times per year in person or by telephone conference as needed. The Chairman of the Committee works with members of our senior management team and with the Committee's independent compensation consultant to determine the agenda for each meeting. Following the development of the agenda, members of senior management and our human capital department, sometimes with the assistance of the Committee's independent compensation consultant, prepare materials for each meeting of the Committee. These materials are reviewed with the Chair of the Committee in advance of distribution to the entire Committee.

        Our Chief Executive Officer, other members of our management team involved in the development and administration of our compensation programs and the Committee's independent compensation consultant may be invited to attend all or a portion of a Committee meeting, depending on the nature of the agenda. The Committee also typically meets in executive session without any members of management present.

        Neither our Chief Executive Officer nor any other member of management votes on any matters before the Committee. The Committee, however, solicits the views of our Chief Executive Officer on compensation matters generally, and particularly with respect to the compensation of members of the senior management team reporting to the Chief Executive Officer. The Committee also solicits the views of other members of senior management and our human capital department with respect to key compensation elements and broad-based employee benefit plans.

Compensation Philosophy and Objectives

        Our compensation philosophy and objectives may be summarized as follows:

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  Competitive Compensation.  As a growth-oriented company, we need to attract, retain and motivate executives and key employees with the capability to enable us to achieve significantly greater scale.

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  Performance-Based Compensation.  We favor variable compensation tied to company results over fixed compensation. We target base salary compensation at the market median, with the opportunity to earn total compensation above the market median when company performance is competitively superior.

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  Reward both Company-Wide and Individual Achievement.  In determining short-term and long-term incentive awards, emphasis is placed on company performance. However, significant differentiation can occur with respect to merit increases in base salaries, annual cash incentive compensation and in long-term equity awards based on individual performance and potential.

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  Emphasize Stock Ownership.  We believe that employee stock ownership is a valuable tool to align the interests of employees with those of shareholders. The company has established specific stock ownership objectives for company officers as well as for members of the Board of Directors. The company has historically provided a variety of means for broader stock ownership by employees at all levels, including through our long-term incentive plans and our 401(k) savings plan.

Compensation Program Elements

        Our compensation program for senior management currently consists of (1) base salary, (2) annual cash incentive compensation, (3) long-term equity-based incentive compensation, (4) severance compensation upon termination of employment without cause, (5) broad-based benefits plans available to other employees generally, and (6) limited perquisites. In addition, we have stock ownership requirements for senior management, described further below. We do not have employment agreements that provide for continued employment for any period of time.

        The Committee annually reviews the company's total compensation program for the Chief Executive Officer and for each of the company's Senior Vice Presidents. The independent compensation consultant provides the Committee with relevant market data and trends to consider as the Committee makes compensation decisions relative to the company's executive officers.

        In making compensation decisions relative to the entire senior management team, the Committee reviews data from multiple broad-based survey sources provided by the independent compensation consultant, including Towers Perrin's general and retail industry data, Watson Wyatt's general industry data and Mercer's general industry data. The Committee compares each element of total compensation against these survey data. These survey data are adjusted by regression analysis to account for company size, as well as against tabular data from these surveys arranged by company size.

        The Committee also compares each element of compensation for the CEO and CFO to a peer group of publicly traded companies. This peer group, the composition of which is reviewed annually, consists of comparable retail, manufacturing, and consumer branded companies with which we compete for talent and for shareholder investments. At the end of 2009, based on considerable changes in the market following the economic downturn, our peer group was reassessed and revised to include the following 21 companies:

• Bare Escentuals, Inc.	• J.Crew Group, Inc.
• Bassett Furniture Industries, Incorporated	• Kenneth Cole Productions, Inc.
• Blue Nile, Inc.	• Kirkland's, Inc.
• Callaway Golf Company	• La-Z-Boy Incorporated
• Christopher & Banks Corporation	• Nautilus, Inc.
• Coldwater Creek Inc.	• Pier 1 Imports, Inc.
• Crocs, Inc.	• Sealy Corporation
• Ethan Allen Interiors Inc.	• Tempur-Pedic International Inc.
• Furniture Brands International, Inc.	• The Timberland Company
• Golfsmith International Holdings, Inc.	• Under Armour, Inc.
• Haverty Furniture Companies, Inc.

        Because of the wide range in size among the companies in the peer group, and because our annual revenues are at approximately the 25th percentile of the peer group, regression analysis is used to adjust the compensation data for differences in company revenues. The adjusted data is used as the basis of comparison of CEO and CFO compensation between our company and the companies in the peer group.

        With the assistance of the independent compensation consultant, the Committee values the total compensation of the executive officers in two ways, including the targeted compensation opportunity and the current actual pay. The targeted compensation opportunity includes current base salary, targeted annual incentive compensation, and targeted annual stock equity award values. The current actual pay includes current base salary, the most recent actual bonus payout and most recent equity awards valued on the basis of the average stock price over the preceding six months. The competitive position of the compensation for the executive officers is considered from both of these perspectives.

        Base Salary.    Base salaries for our executive officers are reviewed annually, shortly after the end of each fiscal year. When making decisions on base salaries, the Committee considers both the external market data mentioned above as well as a variety of internal criteria. These criteria include: (1) each executive officer's scope of responsibilities; (2) each executive officer's qualifications, skills and experience; (3) internal pay equity among senior executives; and (4) individual job performance, including both impact on current financial results and contributions to building longer-term competitive advantage and shareholder value. Annual increases in base salary are primarily driven by the Committee's evaluation of individual performance.

        The Summary Compensation Table included on page 32 of this Proxy Statement reflects (i) William R. McLaughlin's offer in early 2008 to forego base salary for the remainder of the year unless consistent comparable store sales growth was restored, (ii) an increase of 12% for Shelly R. Ibach approved in 2008 to reflect an increase in her responsibilities, (iii) an increase of 8.8% for Kathryn V. Roedel in 2008 driven by her promotion to Executive Vice President and external market considerations, and (iv) an increase of 5.6% for Ms. Roedel in 2009 to reflect her additional responsibilities and internal equity considerations. All base salaries also reflect an additional week in fiscal year 2008.

        Based on the continuing challenges in stabilizing sales and profitability levels reflected in the company's performance in 2008, and in recognition of the company's efforts to control costs and preserve cash, the Committee accepted management's proposal to defer all merit increases to base salaries for executive officers in early 2009 until such time as performance momentum was restored. Following the improvement in performance in 2009, the Committee revisited base salaries for senior executives in early 2010 for consistency with the company's overall compensation objectives and approved merit increases and market adjustments for named executive officers.

        Annual Cash Incentive Compensation.    Annual cash incentive compensation for executive officers and other employees is provided under our Executive and Key Employee Incentive Plan (the "Annual Incentive Plan"). The Annual Incentive Plan is designed to drive company-wide performance for the relevant fiscal year at or above the company's stated long-term growth and profitability objectives. Consistent with the company's performance-based compensation philosophy, the Board seeks to set its company-wide financial performance objectives so as to achieve above-median performance relative to the company's peer group. The Committee then seeks to set annual cash incentive targets so that achievement of above-median performance will result in above-median total cash compensation.

        At the beginning of each fiscal year, the Committee determines the three principal elements of the Annual Incentive Plan for the coming fiscal year: (1) the performance goals, (2) the target bonus levels, and (3) the split between company-wide performance goals and individual performance goals (if any). Actual bonus payments are typically increased above the target bonus levels for results that exceed the performance goals and are decreased below the target bonus levels (and may be reduced to zero) for results that do not fully meet the goals, with the amount of the increase or decrease based on a schedule determined by the Committee.

  •
  Performance Goals.    The Committee determines both the type and the specific targets of the performance goals for each fiscal year. The Annual Incentive Plan limits the types of performance goals to sales growth or volume, net operating profit before tax, cash flow, earnings per share, return on capital employed, and/or return on assets. Since the adoption of the current Annual Incentive Plan in 2001, the Committee has selected annual Net Operating Profit ("NOP") as the primary company performance measure based on its belief that this single goal provides a balanced focus on both revenue growth and improved profitability. In some years, the Committee has added a secondary performance goal aligned with a key strategy or initiative for the year, including revenue growth in 2007 and operating free cash flow in 2009.

  •
  Target Bonus Levels.    The target bonus level for the CEO has been set at 75% of base salary for each year since 2002. The target bonus level for Senior Vice Presidents has been set at 55% of base salary for each year since 2003. In 2008, two executives were promoted to Executive Vice President, and the Committee established a bonus target of 60% of base salary for this level. These target bonus levels are compared to the broad-based survey data identified above and the company's peer group of publicly traded companies, and these target bonus levels are reviewed annually. As noted above, these target bonus levels, when combined with the performance goals established by the Committee, are designed to deliver compensation consistent with our compensation philosophy.

  •
  Split between Company-Wide Goals and Individual Goals.    The Annual Incentive Plan specifies that, for senior executive officers, at least 75% of the target award must be based on objective, company-wide performance goals and not more than 25% of the target award may be based on individual performance goals. From the inception of the Annual Incentive Plan in 2001 through 2007, the Committee had based target awards payable to senior executives entirely on company-wide performance goals. For 2008, the Committee determined to base 25% of the target award for senior management on individual performance objectives in order to better recognize and reward outstanding individual performance. Payment of the individual portion was also dependent on achievement of a minimum company-wide NOP target. For 2009 and 2010, the Committee returned to the practice of basing the target bonus award for executive officers entirely on objective, company-wide performance goals in order to focus all employees on the urgency of company-wide objectives.

        The actual incentive payouts for the past several fiscal years (2007 through 2009), as well as the design of the incentive program for 2010, demonstrate how these incentive mechanics actually function and the strong relationship between company performance and incentive payments:

        For 2007, the Committee established an NOP performance goal of $90.1 million (+20% vs. comparable 2006 performance) for payment of bonuses at target level. The incentive plan also had a 15% "kicker" if net sales hit a stretch objective of $1 billion (and NOP was at least 10% of net sales). As the company's NOP performance was significantly below plan, in accordance with the incentive schedule established at the beginning of the year, the Committee determined that no incentive payout was appropriate for 2007.

        For 2008, because of the economic uncertainty that prevailed as we entered the year, particularly for specialty retailers, the Committee thought it important to modify the incentive program design. To assure motivation and incentive for top performers, the Committee determined that 2008 annual incentives would be based 75% on company NOP performance and 25% on individual performance versus goals. The Committee established a NOP performance goal of $34.7 million (-20% vs. comparable 2007 performance) for payment of bonuses at target level, and determined that no payout would occur on the company performance portion if this NOP threshold target was not met. The slope of any incentive payouts above the NOP target for the year was relatively flat (0.39% to 2.5% per each 1% of NOP growth) unless NOP exceeded prior year by 10%, when the incentive leverage would increase to 5% per each incremental 1% of NOP growth. The individual performance portion was payable only in the event of achievement of positive NOP after payment of any bonus, and in all cases, any incentive earned would have been fully funded by the NOP results upon which the incentive was based.

        To further assure 2008 pay and performance were properly aligned, the Committee reserved the discretion to increase or decrease the 75% company performance portion of the incentive by up to 20%. This incentive provision was added due to the difficulty in assessing how conservative or aggressive 2008 NOP goals were, given the continuing deterioration of the economy. Use of this discretionary authority was to be based on the company's relative performance versus industry competitors and on sales and profit growth trends generated during the year.

        As the company did not achieve positive NOP performance in 2008, in accordance with the incentive plan terms established at the beginning of the year, the Committee determined that no incentive payout was appropriate for 2008.

        For 2009, as the macroeconomic environment remained volatile and uncertain, and the company was further challenged by near-term liquidity requirements, the Committee again refined key elements of the annual incentive plan design. To focus all employees on the company's core operating strategies, annual incentive plan payments were based entirely on company-wide performance goals. The Committee again chose NOP (after bonus and interest payments) as the primary performance goal, with bonus payments being earned only for exceeding the company's planned NOP goals. As liquidity and cash flow are key objectives for the company in the current economic environment, the Committee also added operating free cash flow as a secondary performance goal.

        Following an operating loss of $69.5 million in 2008, and based on the company's planned NOP objectives for 2009, the Committee initially established a threshold NOP goal of a loss of $3 million for payment of bonuses at 25% of target levels, a NOP goal of $13.2 million for payment of bonuses at 100% of target levels, and a NOP goal of $17.1 million for payment of bonuses at 125% of target levels. In each case, NOP goals are after payment of any bonuses earned. The secondary performance goal of positive operating free cash flow (after payment of bonuses and excluding tax refunds) would increase the bonus payment by 10%. In recognition of the cash needs of the business, bonus payments were initially capped at 125% of target levels, and payment was to be made only at such time as the Committee determined that we would have adequate liquidity and capital resources to meet the operating needs of the business.

        In order to focus all employees on near-term, critical business objectives, incentive payments were based on quarterly performance targets derived from the annual NOP goals set forth above. Due to continuing difficulty in assessing how conservative or aggressive the annual NOP goals may be given the economic uncertainty, the Committee reserved the discretion to review the targets on a quarterly basis to assure that pay and performance were properly aligned. In order to provide a strong continuing incentive, if a quarterly target was missed, the opportunity remained to earn the full year bonus if the full year target was achieved.

        Following the first quarter, the Committee determined to adjust the annual target to reflect NOP after interest expense in order to focus the leadership team on cash generation and debt reduction, with a goal of $6.0 million in NOP after interest and after bonus payments to earn bonuses at 100% of target levels. The Committee also determined to reduce the cap on bonus payments to 100% of target levels in light of the cash and liquidity needs of the company. As the company achieved NOP of $14.7 million for the full year after interest expense and bonus payments, the Committee determined to pay bonuses at 100% of target levels, consistent with the foregoing terms.

        For 2010, the Committee has determined to base annual incentive compensation payments exclusively on company-wide NOP goals, with bonus payments earned only for exceeding the company's planned NOP goals. In order to maintain focus on near-term, critical business objectives, bonus payments will again be based on quarterly performance versus targets derived from the annual operating plan. For achievement of the quarterly objectives, up to 50% of the prorated target bonus payment may be earned each quarter. To maintain a strong continuing incentive, if a quarterly target is not achieved, the opportunity remains to earn the full year bonus if the full year target is achieved. The threshold bonus level for exceeding planned results is at 50% of target levels and employees may earn up to 250% of target levels for significantly exceeding NOP goals.

        Long-Term Equity-Based Incentive Compensation.    The company makes long-term incentive compensation grants to its executive officers and other employees to align their interests with those of shareholders, as well as to provide total compensation which is competitive in the marketplaces in which the company competes for top talent. As the company offers no pension plan, this pay component is an important enabler of retirement security for executives and other employees who have dedicated a significant portion of their working career to our business.

        Executive officers and other key employees are eligible for equity-based grants upon joining the company and thereafter on an annual basis. The annual long-term equity-based awards are typically granted in late February or early March of each year, following the completion of our annual audit and release of our earnings for the prior fiscal year, and coinciding with our annual performance review process.

        We have historically provided four different types of equity awards to our executive officers:

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  Stock Option Awards provide the right to purchase a specific number of shares at a fixed price equal to the fair market value of the shares on the date of grant, with these rights typically vesting in annual increments of 25% of the number of options granted on each of the first four anniversaries of the date of grant (subject to earlier vesting upon a change in control), provided the employee continues in service with the company;

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  Performance Stock Option Awards are stock option grants in which the number of shares is subject to upward or downward adjustment based on performance versus company objectives for the year of the grant;

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  Restricted Stock Awards are full share grants that become fully vested and owned by the employee free of restrictions at the end of a number of years (typically four years) from the date of grant (subject to earlier vesting upon a change in control), provided the employee continues in service with the company; and

  •
  Performance Restricted Stock Awards are restricted stock awards in which the number of shares granted is subject to upward or downward adjustment based on performance versus company objectives for the year of the grant.

        Up until 2005, Stock Option Awards and Restricted Stock Awards were the only forms of long-term equity-based compensation utilized by the company. Executives and other stock program participants would annually receive Stock Option Awards. In addition, certain executives and other key employees were selected to receive special Restricted Stock Awards for recognition and retention reasons. Starting in 2005, the company began to grant Performance Restricted Stock Awards in addition to Stock Option Awards, with the mix of annual awards for executive officers targeted at 75% Stock Option Awards and 25% Performance Restricted Stock Awards. Since 2007, our annual equity awards to executive officers have generally been in the form of performance-based awards, with the mix for executive officers targeted at 75% Performance Stock Option Awards and 25% Performance Restricted Stock Awards. In 2008, some participant choice was introduced, whereby executive officers could choose between either a 50%/50% or 75%/25% mix by value of Performance Stock Option Awards to Performance Restricted Stock Awards.

        In determining the economic value of long term equity-based incentive compensation to be granted to each stock plan participant, the following four criteria are considered:

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  Organizational Performance, including historical total shareholder returns (both one- and five-year perspectives), net sales and earnings growth relative to internal targets and external peer comparisons, and strategic accomplishments.

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  Individual Performance, including levels of responsibility and impact on both our current results and our long-term competitive position. Our equity-based incentive grants have generally been the vehicle to provide differentiation in rewards for individual performance. These long-term incentive grants are also designed to support the long-term retention of plan participants.

  •
  Market Survey Information, including current market position (both individually and in the aggregate), intended market competitive position, and market trends.

  •
  Prior Awards, including both the number of stock options and restricted shares awarded and the accumulated "holding power" of unvested equity to motivate employee retention.

        Performance Stock Awards granted in 2007 could increase by up to 50% of the number of shares subject to the grant based on achieving 125% or more of the company's NOP objective for 2007, and could decrease by up to 75% based on achieving 65% or less of the company's NOP objective for 2007. Based on the company's performance in 2007, all Performance Stock Awards granted in 2007 were reduced by 75%.

        For 2008, due to the volatility and uncertainty in prevailing economic conditions, and the resulting challenges in assessing the degree of difficulty in achieving 2008 NOP goals, the Committee narrowed the range of upward or downward adjustment to 25%. Based on the company's performance in 2008, the Performance Stock Option Awards and Performance Restricted Stock Awards granted to plan participants in the beginning of 2008 were all reduced by 25%.

        Following a challenging year in 2008, annual stock and stock option awards for 2009 were deferred until June, when there would be greater clarity as to the company's business performance and financial condition. Again, due to the continuing challenges in assessing the degree of difficulty in achieving 2009 NOP goals, the Committee determined not to allow for any upward adjustment of the awards for over-achievement versus NOP goals, whereas the awards could be reduced by up to 50% for under-achievement versus NOP goals. The named executive officers were granted performance-based equity awards in the following amounts in June of 2009:

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  William R. McLaughlin (55,500 Performance Restricted Stock shares);

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  James C. Raabe (50,000 Performance Stock Options and 25,000 Performance Restricted Stock shares);

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  Shelly R. Ibach (55,000 Performance Stock Options and 27,500 Performance Restricted Stock shares);

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  Mark A. Kimball (37,500 Performance Stock Options and 18,750 Performance Restricted Stock shares); and

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  Kathryn V. Roedel (55,000 Performance Stock Options and 27,500 Performance Restricted Stock shares)

        As the company's NOP goal for 2009 was fully achieved, the foregoing awards were not subsequently reduced below the grant date amounts. These Performance Stock Options vest at the rate of 25% per year over a period of four years from the date of grant, and the Performance Restricted Stock shares vest at the end of four years from the date of grant, in each case subject to continuing employment with the company. Earlier vesting of these stock grants could occur upon a change in control of the company, pursuant to the terms of the company's stock option plans.

        Our Chief Executive Officer, William R. McLaughlin, has been eligible for limited equity-based awards in recent years as a result of the multi-year Stock Option Award he received in March 2006, in return for his commitment to continue in his position as CEO for at least five more years. This special one time grant of 562,500 shares represented five times Mr. McLaughlin's normal annual Stock Option Award. The Board made this special grant in recognition of Mr. McLaughlin's exceptional performance in the years preceding the award and to assure continuity at the top of the company so as to perpetuate the distinctive growth the company was achieving. As originally granted, these options would have vested 100% on a "cliff" basis in March of 2011. In April 2008, in conjunction with other restructuring actions taken to improve future company performance, Mr. McLaughlin proposed to change the cliff-vesting date of these options to December of 2015 (requiring Mr. McLaughlin to work longer to earn the same economic value from this stock grant and lowering the company's annual compensation costs), and this proposal was accepted by the Committee.

        In February 2010, the Committee approved a special restricted stock award in the amount of 40,000 shares for William R. McLaughlin in recognition of his leadership efforts in the company's dramatic improvement in performance in 2009 and in order to place his total compensation at a level of competitiveness consistent with our compensation philosophy. In December 2009, the Committee approved special restricted stock awards of 20,000 shares each for James C. Raabe and Mark A. Kimball in recognition of their extraordinary efforts in connection with the recapitalization of the company in 2009.

        For 2010, the Committee has determined to defer long-term equity-based incentive awards until after the Annual Meeting at which shareholders are being asked to approve the 2010 Omnibus Incentive Plan described in greater detail beginning on page 43 of this Proxy Statement.

        Severance Compensation.    In February of 2007, the Committee adopted the Select Comfort Corporation Executive Severance Pay Plan (the "Severance Plan"). The Severance Plan establishes severance benefits payable to the CEO and other executive officers upon termination of their employment by the company without cause. Under the Severance Plan, upon termination of employment by the company without cause, the CEO would be entitled to a base amount of severance pay equal to (a) two times the sum of (i) annual base salary and (ii) annual target bonus, plus (b) a pro rata target bonus for the year of termination. Each of the other named executive officers, upon termination of employment by the company without cause, would be entitled to a base amount of severance pay equal to (a) one times the sum of (i) annual base salary and (ii) annual target bonus, plus (b) a pro rata target bonus for the year of termination.

        In addition to the base severance compensation described above, the Severance Plan provides for reimbursement of the cost of "COBRA" medical and dental continuation coverage, less the amount paid by an active full-time employee for the same level of coverage, until the earlier of: (i) the end of the period of time reflected in the base severance compensation (i.e., two years for CEO and one year for the other named executive officers); (ii) the end of the participant's eligibility for COBRA continuation coverage; or (iii) the date the participant becomes eligible to participate in another group medical plan or dental plan, as the case may be.

        Though not specified in the Severance Plan and not an obligation of the company, the company's practice is to support a terminated executive's efforts to obtain future employment by contracting with a professional outplacement firm at competitive rates to provide individual consultation services during the severance period.

        Severance benefits are only payable following the eligible employee's termination of employment by the company without cause. No severance payment would be triggered solely by a change-in-control of the company. The Severance Plan does provide, however, that during a 24-month period following a change-in-control of the company, the company may not terminate the Severance Plan and may not reduce the severance benefits payable to participants who are employed by the company immediately prior to the change-in-control.

        The Severance Plan was adopted in order to establish consistent severance benefits for senior executives and to establish a plan that would comply with anticipated new regulations under Internal Revenue Code Section 409A applicable to deferred compensation. Prior to the adoption of the Severance Plan, some but not all of our senior executives were entitled to severance benefits pursuant to their employment offer letters. The Severance Plan provides more uniform benefits across the senior management team and benefits that are generally similar to the benefits payable under individual offer letters. No participant would receive less under the Severance Plan than he or she would be entitled to under his or her individual offer letter, and any such payment under an individual offer letter would be deducted from the amount payable under the Severance Plan.

        In developing the Severance Plan and determining the benefits payable under the Severance Plan, the Committee considered broad-based data received from the independent compensation consultant relative to typical severance benefits and concluded that the benefits payable under the Severance Plan are generally at or below the broad-based data.

        Our existing stock option plans provide for acceleration of vesting of equity awards upon a change-in-control of the company as defined in the plans. This provision enables executives to protect their equity position in the event a change-in-control results in significant change in direction of the company. Our proposed 2010 Omnibus Incentive Plan being submitted for shareholder approval at the

Annual Meeting contains a "double-trigger" change in control provision whereby acceleration of equity awards will occur only upon the termination of the employee's service, a material reduction in an employee's base salary, a discontinuation of participation in certain long-term cash or equity benefits provided to comparable employees, a significant change in job responsibilities or the need to relocate, provided these events occur within 2 years of a change in control. With this "double trigger" change in control provision, tying accelerated vesting to a change in control and a subsequent event, we believe we are striking an appropriate balance between the interests of our stockholders and the interests of our employees.

        Benefits and Perquisites.    Our executive officers generally receive the same menu of benefits as are available to other full-time employees, including but not limited to the following:

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  401(k) Plan.  All of our full-time employees age 21 and older are eligible to participate in our 401(k) savings plan. The 401(k) plan includes company stock as an investment option, providing another opportunity for our senior executives and other employees to build stock ownership in our company. The company has historically provided a guaranteed match of 100% of the first 2% contributed by employees and 50% of the next 4% contributed by employees. The company match portion is subject to vesting at the rate of 25% per year over the first four years of the participant's employment. In the fourth quarter of fiscal 2008, in order to reduce costs and preserve cash, the company match feature of the 401(k) plan was suspended indefinitely. At the beginning of 2010, the match feature was re-introduced at the rate of 50% of the first 4% contributed by employees.

  •
  Non-Qualified Deferred Compensation Plan.  Our director-level and above employees may defer a portion of their compensation under a non-qualified deferred compensation plan that offers a range of investment options similar to those available under our 401(k) plan. The company does not contribute any compensation to this plan.

        As the company provides no pension plan, we believe the 401(k) plan and the non-qualified deferred compensation plan are important elements in retirement planning for executives and other employees.

        We generally avoid special executive perquisites. We do offer two executive benefits to senior management that are designed to address specific corporate purposes:

  •
  Annual Physical Exam.  Members of our senior management team are required to annually undergo a comprehensive physical examination. The company offers several options to complete this requirement, which generally range in cost from $1,400 to $2,500. These costs, after insurance coverage, are paid by the company and constitute taxable wages to the executive that are not "grossed up" for tax purposes. This benefit is designed to promote preventive care, enhance the health and wellness of senior management and to catch potential health issues at an early stage.

  •
  Tax and Financial Planning.  Members of our senior management team are eligible for reimbursement of expenses for tax and financial planning services up to $7,500 per year for the CEO and up to $4,000 per year for senior vice presidents. Amounts reimbursed under this benefit represent taxable wages that are not "grossed up" for tax purposes. This benefit is designed to enhance financial planning, to avoid distraction of members of the senior management team and to promote tax compliance.

Chief Executive Officer Compensation and Performance

        The compensation for William R. McLaughlin, our President and Chief Executive Officer, consists of an annual base salary, annual cash incentive compensation and long-term equity-based incentive compensation. The Committee determines the level for each of these compensation elements using methods consistent with those used for the company's other senior executives, including the assessment of Mr. McLaughlin's performance and review of competitive data. The Committee evaluates Mr. McLaughlin's performance by soliciting input from all members of the Board as well as members of the senior management team. The Board also assesses Mr. McLaughlin's performance against objectives incorporating key operational and strategic factors, including growth, profitability, product innovation, advancement of strategic initiatives, organizational development and investor relations. The CEO performance feedback from all independent Board members is consolidated into a detailed written performance review which is the basis of a full Board discussion in Executive Session led by the Chair of the Committee. The Board's assessment of Mr. McLaughlin's performance is a major consideration in determining any compensation adjustments which are appropriate for the coming year.

        In February 2008, the Committee accepted Mr. McLaughlin's proposal to forego his base salary through the remainder of 2008 to personally share in the significant cost reduction actions being taken throughout the organization. As a result, Mr. McLaughlin received no base salary for most of fiscal year 2008.

        While Mr. McLaughlin's current total compensation is below the peer group median, and has decreased considerably during the past several years, the Committee believes it to be consistent with the overall company performance in what has been an extremely challenging time for the company and entire mattress industry.

Stock Ownership Guidelines

        Under stock ownership guidelines established by the Board, within five years of joining the company, the CEO is expected to achieve and maintain stock ownership equal to five times base salary and all other executive officers are expected to achieve and maintain stock ownership equal to three times their base salaries. For purposes of these guidelines, stock ownership includes the fair market value of (1) all shares of common stock owned (without regard to restrictions on transfer) and (2) vested stock options after taxes at an estimated effective tax rate of 40%. The fair market value of stock options shall mean the then-current market price less the exercise price.

        Any executive officer who has not achieved the foregoing ownership objective by the required time period will not be permitted to sell any shares except to the extent required to pay transaction costs and taxes applicable to the exercise of stock options or the vesting of restricted shares. Exceptions to these restrictions on sale of shares may be granted by the Board in its sole discretion for good cause shown by any director or executive officer.

Tax and Accounting Implications

        Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code requires that we meet specific criteria, including stockholder approval of certain stock and incentive plans, in order to deduct, for federal income tax purposes, compensation over $1 million per individual paid to our Chief Executive Officer and each of our four other most highly compensated executives. Our equity-based incentive plans and our annual cash bonus plan are designed to permit the grant and payment of equity or cash incentive awards that are fully deductible as performance-based compensation under the Internal Revenue Code. In reviewing and adopting other executive compensation programs, the Committee plans to continue to consider the impact of Section 162(m) limitations in light of the materiality of the deductibility of potential benefits and the impact of such limitations on other compensation objectives. Because the Committee seeks to maintain flexibility in accomplishing the company's compensation goals, however, it has not adopted a policy that all compensation must be fully deductible.

 COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the preceding Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Management Development and Compensation Committee

Michael A. Peel, Chair
David T. Kollat
Ervin R. Shames

        The foregoing Compensation Committee Report shall not be deemed to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Summary Compensation Table

        The following table summarizes the total compensation paid or earned by each of the named executive officers for the 2009 fiscal year ended January 2, 2010 (and for the 2007 and 2008 fiscal years). The details of our named executive officers' compensation are discussed in detail in the Compensation Discussion and Analysis beginning on page 19.

(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Name And Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)		Option Awards(1) ($)	Non- Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(4) ($)	Total ($)
William R. McLaughlin(3)	2009	$690,000	—	$52,159	(5)	—	$507,548	—	$0	$1,249,707
President and CEO	2008	$106,154	—	$101,250		—	—	—	$15,977	$223,381
	2007	$687,692	—	$187,219		—	—	—	$17,820	$892,731
James C. Raabe	2009	$295,000	—	$148,095		$32,690	$162,250	—	$2,750	$640,785
SVP and CFO	2008	$300,673	—	$21,267		$62,453	—	—	$11,213	$395,605
	2007	$298,269	—	$29,955		$78,056	—	—	$9,025	$415,305
Shelly R. Ibach	2009	$350,000	—	$23,598		$32,833	$210,000	—	$4,558	$620,989
EVP, Sales and	2008	$318,654	$25,000	$21,267		$122,478	—	—	$18,632	$506,030
Merchandising	2007	$195,000	$75,000	$68,325		$276,175	$104,000	—	$2,557	$721,057
Mark A. Kimball	2009	$275,000	—	$142,221		$24,518	$151,250	—	$60	$593,049
SVP, Legal, General	2008	$280,288	—	$23,383		$68,663	—	—	$7,454	$379,789
Counsel and Secretary	2007	$275,913	—	$24,963		$65,046	—	—	$10,040	$375,962
Kathryn V. Roedel	2009	$320,000	—	$23,598		$32,833	$192,000	—	$1,314	$569,745
EVP, Product Development	2008	$303,077	—	$42,417		$124,559	—	—	$7,377	$477,430
and Operations	2007	$278,462	—	$27,459		$72,852	—	—	$37,977	$416,749

(1) Reflects the aggregate grant date fair value of stock and option awards granted during fiscal years 2009, 2008 and 2007, computed in accordance with FASB ASC Topic 718. See Note 7, Shareholders' Equity, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2010, for a discussion of the relevant assumptions used in calculating these amounts.

(2) Represents annual incentive compensation earned in 2009 under the Select Comfort Corporation Executive and Key Employee Incentive Plan.

(3) Effective February 21, 2008, Mr. McLaughlin offered to forego his annual base salary for the balance of 2008 until the company achieved growth in same store sales of at least 1% for not less than four consecutive weeks.

(4) In 2009, all other compensation includes the costs of (i) reimbursement for personal financial planning and tax advice; and (ii) company sponsored physical exam.

(5) Does not include the special restricted stock award in the amount of 40,000 shares granted to Mr. McLaughlin in February 2010.

 Grant of Plan-Based Awards

        The following table summarizes grants of equity and non-equity plan-based awards to each of the named executive officers during the 2009 fiscal year ended January 2, 2010.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)
											All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Option Grants(3)						Grant Date Fair Value of Stock and Option Awards ($)(5)
													Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)
William R. McLaughlin		$253,774	$507,548	$507,548
	6/1/09				27,750	55,500	55,500							$52,159
James C. Raabe		$81,125	$162,250	$162,250
	6/1/09				12,500	25,000	25,000							$23,495
	6/1/09							25,000	50,000	50,000			$0.94	$32,690
	12/14/09										20,000			$124,600
Shelly R. Ibach		$105,000	$210,000	$210,000
	6/1/09				6,250	12,500	12,500							$11,748
	6/1/09							12,500	25,000	25,000			$0.94	$16,345
	6/18/09				7,500	15,000	15,000							$11,850
	6/18/09							15,000	30,000	30,000			$0.79	$16,488
Mark A. Kimball		$75,625	$151,250	$151,250
	6/1/09				9,375	18,750	18,750							$17,621
	6/1/09							18,750	37,500	37,500			$0.94	$24,518
	12/14/09										20,000			$124,600
Kathryn V. Roedel		$96,000	$192,000	$192,000
	6/1/09				6,250	12,500	12,500							$11,748
	6/1/09							12,500	25,000	25,000			$0.94	$16,345
	6/18/09				7,500	15,000	15,000							$11,850
	6/18/09							15,000	30,000	30,000			$0.79	$16,488

(1) This represents the annual cash incentive opportunity for 2009 under the Select Comfort Corporation Executive and Key Employee Incentive Plan. The actual amounts paid out under this plan for 2009 are reported in column (g) of the Summary Compensation Table. The threshold reflects the amount that would be payable under the plan if the minimum performance level is achieved for both company-wide and individual performance goals. If the minimum performance level for payment of the threshold amount is not achieved, then no bonus would be payable under the plan. For 2009, the target and maximum amount payable under the plan was 100%.

(2) These awards represent performance stock awards described in greater detail in the Compensation Discussion and Analysis under the heading, "Long-Term Equity-Based Incentive Compensation." The target number of shares is adjusted between the threshold and the target/maximum based on company performance in the year of grant. For 2009, there was no potential increase in the number of shares awarded and therefore, the target and maximum are the same. The adjusted amount of the award then fully vests after four years from the grant date. In the event of a change in control more than twelve (12) months following the date of grant, the adjusted amount of the award would become immediately fully vested. If any dividends are paid on our common stock, the holders of the performance stock awards would receive dividends at the same rate as paid to other shareholders if and when the performance stock award becomes fully vested.

(3) These awards represent performance stock options described in greater detail in the Compensation Discussion and Analysis under the heading, "Long-Term Equity-Based Incentive Compensation." The target number of shares is adjusted between the threshold and the target/maximum based on company performance in the year of grant. For 2009, there was no potential increase in the number of options and therefore, the target and maximum are the same. These stock options have an exercise price equal to the closing trading prices of the company's common stock on the grant date. The options become exercisable at the rate of 25% each year beginning on the first anniversary of the grant date. These options remain exercisable for up to 10 years from the grant date, subject to earlier termination upon certain events related to termination of employment. In the event of a change in control of the company more than twelve (12) months following the date of grant, the adjusted amount of the options would become immediately exercisable in full.

(4) These awards represent stock awards described in greater detail in the Compensation Discussion and Analysis under the heading, "Long-Term Equity-Based Incentive Compensation." The amount of the award fully vests after three years from the grant date. In the event of a change in control, the award would become immediately fully vested. If any dividends are paid on our common stock, the holders of the stock awards would receive dividends at the same rate as paid to other shareholders if and when the stock award becomes fully vested.

(5) Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. See Note 7, Shareholders' Equity, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2010, for a discussion of the relevant assumptions used in calculating these amounts.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the total outstanding equity awards for each of the named executive officers as of January 2, 2010.

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William R. McLaughlin	773,100	—		—	$3.94	3/22/2010	—		—	—	—
	30,000	—		—	$0.67	6/8/2011	—		—	—	—
	361,538	—		—	$1.82	1/30/2012	—		—	—	—
	58,427	—		—	$6.03	2/24/2013	—		—	—	—
	112,500	—		—	$16.57	2/12/2014	—		—	—	—
	112,500	—		—	$13.49	2/24/2015	—		—	—	—
	—	562,500	(1)	—	$24.65	3/2/2016	—		—	—	—
	—	—		—	—	—	37,500	(2)	$244,500	—	—
	—	—		—	—	—	9,375	(5)	$61,125	—	—
	—	—		—	—	—	28,125	(6)	$183,375	—	—
	—	—		—	—	—	55,500	(9)	$361,860	—	—
James C. Raabe	3,501	—		—	$2.92	2/2/2010	—		—	—	—
	18,750	—		—	$3.21	2/9/2010	—		—	—	—
	12,000	—		—	$0.67	4/17/2011	—		—	—	—
	48,830	—		—	$0.67	6/8/2011	—		—	—	—
	27,084	—		—	$1.82	1/30/2012	—		—	—	—
	37,501	—		—	$6.03	2/24/2013	—		—	—	—
	30,001	—		—	$16.57	2/12/2014	—		—	—	—
	37,500	—		—	$13.49	2/24/2015	—		—	—	—
	22,500	7,500	(3)	—	$24.65	3/2/2016	—		—	—	—
	—	—		—	—	—	6,000	(2)	$39,120	—	—
	3,750	3,750	(4)	—	$19.97	2/22/2017	—		—	—	—
	—	—		—	—	—	1,500	(5)	$9,780	—	—
	9,109	24,829	(7)	—	$3.76	3/7/2018	—		—	—	—
	—	—		—	—	—	5,656	(8)	$36,877	—	—
	—	50,000	(10)	—	$0.94	6/1/2019	—		—	—	—
	—	—		—	—	—	25,000	(9)	$163,000	—	—
	—	—		—	—	—	20,000	(11)	$130,400	—	—
Shelly R. Ibach	7,250	7,250	(12)	—	$18.22	4/2/2017	—		—	—	—
	—	—		—	—	—	3,750	(13)	$24,450	—	—
	12,500	12,500	(14)	—	$10.63	11/27/2017	—		—	—	—
	9,109	24,829	(7)	—	$3.76	3/7/2018	—		—	—	—
	—	—		—	—	—	5,656	(8)	$36,877	—	—
	37,500	12,500	(15)	—	$2.81	6/2/2018	—		—	—	—
	—	25,000	(10)	—	$0.94	6/1/2019	—		—	—	—
	—	—		—	—	—	12,500	(9)	$81,500	—	—
	—	30,000	(16)	—	$0.79	6/18/2019	—		—	—	—
	—	—		—	—	—	15,000	(17)	$97,800	—	—
Mark A. Kimball	24,000	—		—	$2.92	2/2/2010	—		—	—	—
	30,001	—		—	$3.21	2/9/2010	—		—	—	—
	35,831	—		—	$1.82	1/30/2012	—		—	—	—
	33,751	—		—	$6.03	2/24/2013	—		—	—	—
	30,001	—		—	$16.57	2/12/2014	—		—	—	—
	30,000	—		—	$13.49	2/24/2015	—		—	—	—
	19,125	6,375	(3)	—	$24.65	3/2/2016	—		—	—	—
	—	—		—	—	—	5,250	(2)	$34,230	—	—
	3,125	3,125	(4)	—	$19.97	2/22/2017	—		—	—	—
	—	—		—	—	—	1,250	(5)	$8,150	—	—
	9,953	27,360	(7)	—	$3.76	3/7/2018	—		—	—	—
	—	—		—	—	—	6,219	(8)	$40,548	—	—
	—	37,500	(10)	—	$0.94	6/1/2019	—		—	—	—
	—	—		—	—	—	18,750	(9)	$122,250	—	—
	—	—		—	—	—	20,000	(11)	$130,400	—	—

Outstanding Equity Awards at Fiscal Year-End, continued

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kathryn V. Roedel	112,500	—		—	$13.54	4/4/2015	—		—	—	—
	16,875	5,625	(3)	—	$24.65	3/2/2016	—		—	—	—
	—	—		—	—	—	4,500	(2)	$29,340	—	—
	3,500	3,500	(4)	—	$19.97	2/22/2017	—		—	—	—
	—	—		—	—	—	1,375	(5)	$8,965	—	—
	19,422	48,266	(7)	—	$3.76	3/7/2018	—		—	—	—
	—	—		—	—	—	11,281	(8)	$73,552	—	—
	—	25,000	(10)	—	$0.94	6/1/2019	—		—	—	—
	—	—		—	—	—	12,500	(9)	$81,500	—	—
	—	30,000	(16)	—	$0.79	6/18/2019	—		—	—	—
	—	—		—	—	—	15,000	(17)	$97,800	—	—

(1) This stock option award was granted on March 2, 2006 and vests 100% on December 2, 2015, subject to continuing employment.

(2) These performance stock awards were granted on March 2, 2006 and vest 100% on March 2, 2010, subject to continuing employment.

(3) These stock options were granted on March 2, 2006 and vest 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment.

(4) These performance stock options were granted on February 22, 2007 and vest 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment.

(5) These performance stock awards were granted on February 22, 2007 and vest 100% on February 22, 2011, subject to continuing employment.

(6) This performance stock award was granted on March 31, 2008 and vests 100% on March 31, 2012, subject to continuing employment.

(7) These stock options were granted on March 7, 2008. A portion was subject to performance goals that were achieved. That portion vests 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment. The remaining portion, not subject to performance, vests 33% each year on each of the first three anniversaries of the date of grant, subject to continuing employment.

(8) These restricted stock awards were granted on March 7, 2008. A portion of the award was subject to performance goals that were achieved. That portion vests 100% on March 7, 2012, subject to continuing employment. The remaining portion, not subject to performance, vests 100% on March 7, 2011, subject to continuing employment.

(9) These performance stock awards were granted on June 1, 2009 and vest 100% on June 1, 2013, subject to continuing employment.

(10) These performance stock options were granted on June 1, 2009 and vest 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment.

(11) These stock awards were granted on December 14, 2009 and vest 100% on December 14, 2012, subject to continuing employment.

(12) This stock option was granted on April 2, 2007 and vests 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment.

(13) These restricted stock awards were granted on April 2, 2007. A portion of the award was subject to performance and vests 100% on April 2, 2011, subject to continuing employment. The remaining portion, not subject to performance, vests 100% on April 2, 2011, subject to continuing employment.

(14) This stock option was granted on November 27, 2007 and vests 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment.

(15) This stock option was granted on June 2, 2008 and will fully vest on the second anniversary of the date of grant, subject to continuing employment.

(16) These performance stock options were granted on June 18, 2009 and vest 25% each year on each of the first four anniversaries of the date of grant, subject to continuing employment.

(17) These performance stock awards were granted on June 18, 2009 and vest 100% on June 18, 2013, subject to continuing employment.

Option Exercises and Stock Vested

        The following table summarizes the stock options exercised and restricted stock awards vested for each of the named executive officers during the fiscal year ended January 2, 2010.

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
William R. McLaughlin	—	—	56,250	$16,406
James C. Raabe	4,586	$10,522	15,000	$4,350
Shelly R. Ibach	—	—	—	—
Mark A. Kimball	—	—	7,500	$2,137
Kathryn V. Roedel	—	—	7,500	$5,775

(1) The value realized on the exercise of stock options for purposes of this table is based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the stock option.

(2) The value realized on the vesting of stock awards for purposes of this table is based on the fair market value of our common stock on the date of vesting of the award.

Equity Compensation Plan Information

        The following table summarizes information about our equity compensation plans as of January 2, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	4,811,000	$9.57	852,000
Equity compensation plans not approved by security holders	None	Not applicable	None
Total	4,811,000	$9.57	852,000

(1) Includes the Select Comfort Corporation 1990 Omnibus Stock Option Plan, the Select Comfort Corporation 1997 Stock Incentive Plan and the Select Comfort Corporation 2004 Stock Incentive Plan.

 Nonqualified Deferred Compensation

        The following table summarizes the aggregate earnings and balances for each of the named executive officers under the Select Comfort Executive Investment Plan, the company's non-qualified deferred compensation plan (described in greater detail below), for the 2009 fiscal year ended January 2, 2010.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(1) ($)
William R. McLaughlin	—	—	$141,535	—	$420,175	(2)
James C. Raabe	—	—	—	—	—
Shelly R. Ibach	—	—	—	—	—
Mark A. Kimball	—	—	—	—	—
Kathryn V. Roedel	—	—	$2,858	—	$85,196	(3)

(1) Among the named executive officers, only Mr. McLaughlin and Ms. Roedel had account balances under the plan as of January 2, 2010. Neither Mr. McLaughlin nor Ms. Roedel elected to make additional contributions (salary or bonus deferrals) to the plan in fiscal year 2009.

(2) Amount reported represents Mr. McLaughlin's account balance under the plan. The balance was incurred prior to fiscal year 2006 and is not included in the Summary Compensation Table.

(3) Amount reported represents Ms. Roedel's deferral of a portion of her 2006 bonus (that was paid in 2007) under the plan and is not included in the Summary Compensation Table as it was earned in 2006.

        Director level and above employees are eligible to participate in the Select Comfort Executive Investment Plan, which allows eligible employees to defer up to 50% of base salary and up to 100% of bonus compensation on a pre-tax basis. The employee contributions may be made to a "savings account" or a "fixed period account." In addition to contributions made by eligible employees, the company may elect to make discretionary employer contributions under this plan to a "retirement account." The company has not elected to make any discretionary company contributions to this plan.

        A participant's account balance under the plan is credited with earnings credits which are based on deemed investment in a variety of funds made available by the plan administrator and which are currently similar to the investment fund options available under the company's 401(k) plan. The participant selects the funds into which the account balance is deemed to be invested and these allocations may be changed by the participant at any time.

        Savings and retirement account balances under the Select Comfort Executive Investment Plan are paid out no earlier than the beginning of the year following the year of the participant's retirement or termination of employment. Payment of the fixed period account balance depends on the date (or dates) of distribution elected by the participant at the time he or she made the election to defer salary or bonus to a fixed period account. Prior to termination of employment (or the fixed payment date), a participant may be allowed to access funds in his or her account in the event of certain unforeseeable hardships. Distributions to the participant may be made in a lump sum payment or in annual installment payments. The participant's account balance (if any) upon his or her date of death is paid in a lump sum to the participant's beneficiary or beneficiaries under the plan.

 Employment Letter Agreements and Potential Payments upon Termination or Change in Control

        William R. McLaughlin.    We have entered into an employment letter agreement with William R. McLaughlin pursuant to which he serves as our Chief Executive Officer. Under the terms of this letter agreement, upon involuntary termination of Mr. McLaughlin's employment by the Board or constructive dismissal, he is entitled to one year's salary as severance compensation. Also under the terms of this letter agreement, upon an involuntary termination or constructive dismissal of Mr. McLaughlin's employment following a change in control, he would be entitled to two years' salary as severance compensation. Any severance compensation payable under this letter agreement would be subject to a standard release of claims and would also reduce by the same amount any amount payable under the company's severance plan.

        Shelly R. Ibach.    We have entered into an employment letter agreement with Shelly R. Ibach pursuant to which she serves as Executive Vice President, Sales and Merchandising. Under this letter agreement, upon termination of Ms. Ibach's employment without cause, she is entitled to receive six months base salary as severance compensation, and if such termination occurs more than half-way through a fiscal year of the company, she is entitled to receive a pro rata portion of any bonus payment that is ultimately earned for such fiscal year, payable at the time such bonus payments are paid to other eligible employees. Any severance compensation payable under this letter agreement would be subject to a standard release of claims and would also reduce by the same amount any amount payable under the company's severance plan.

        Mark A. Kimball.    We have entered into an employment letter agreement with Mark A. Kimball pursuant to which he serves as Senior Vice President, General Counsel and Secretary. Under this letter agreement, upon termination of Mr. Kimball's employment without cause, he is entitled to one year's salary as severance compensation. Any payment of severance compensation under this letter agreement would reduce by the same amount any amount payable under the company's severance plan.

        Kathryn V. Roedel.    We have entered into an employment letter agreement with Kathryn V. Roedel pursuant to which she serves as Executive Vice President, Product Development and Operations. Under this letter agreement, upon the involuntary termination of Ms. Roedel's employment following a change in control, or upon a termination without cause, she is entitled to one year's salary as severance compensation, and if such termination occurs more than half-way through a fiscal year of the company, she is entitled to receive a pro rata portion of any bonus payment that is ultimately earned for such fiscal year, payable at the time such bonus payments are paid to other eligible employees. Any severance compensation payable under this letter agreement would be subject to a standard release of claims and would also reduce by the same amount any amount payable under the company's severance plan.

        Effective as of February 22, 2007, our Board of Directors adopted the Select Comfort Corporation Executive Severance Pay Plan (the "Severance Plan"), establishing severance benefits payable to the CEO and other executive officers upon termination of their employment by the company without cause. Prior to the adoption of the Severance Plan, some but not all of the senior executives were entitled to severance benefits pursuant to employment offer letters negotiated at the time of hire. The Severance Plan was adopted in order to (i) provide consistent severance benefits for the company's senior executives and (ii) establish a plan that would comply with anticipated new regulations under Internal Revenue Code Section 409A applicable to deferred compensation.

        Compensation would only be payable under the Severance Plan upon termination of employment without "cause," as defined in the plan, and in the event of constructive dismissal under certain specifically defined circumstances. No compensation would be payable under the Severance Plan upon (i) termination of employment for cause, (ii) termination of employment due to the resignation, retirement or death of the employee, or (iii) a change in control of the company.

        Benefits under the Severance Plan are conditioned upon execution and delivery to the company of a general release of claims and return of any company property. In addition, any severance compensation remaining to be paid would be terminated in the event the release described above is declared invalid or is revoked or attempted to be revoked, or in the event of a violation by the employee of a non-compete or confidentiality agreement with the company. Each of the named executive officers has signed a non-compete agreement extending for one year following termination of employment and a confidentiality agreement of indefinite duration.

        For the CEO, the base severance compensation is equal to (a) two times the sum of (i) annual base salary and (ii) annual target bonus, plus (b) a pro rata target bonus for the year of termination. For each of the other named executive officers, the base severance compensation is equal to (a) one times the sum of (i) annual base salary and (ii) annual target bonus, plus (b) a pro rata target bonus for the year of termination. The base severance compensation would be paid in a lump sum within a reasonable time following the employee's termination of employment and in no event later than March 1 of the year following the year during which the termination of employment occurs.

        In addition to the base severance compensation, the Severance Plan provides for reimbursement of the cost of "COBRA" medical and dental continuation coverage, less the amount paid by an active full-time employee for the same level of coverage, until the earlier of: (i) the end of the period of time reflected in the base severance compensation (i.e., two years for CEO, one year for Senior Vice Presidents); (ii) the end of the participant's eligibility for COBRA continuation coverage; or (iii) the date the participant becomes eligible to participate in another group medical plan or dental plan, as the case may be.

        As a result, assuming termination of employment as of the last day of our most recently completed fiscal year (January 2, 2010), the following amounts would have been payable in the event of the termination of the applicable employee without cause or upon a constructive dismissal:

Executive Officer	Base Severance Compensation	Total COBRA Continuation Payments
William R. McLaughlin	$2,932,500	$15,716
James C. Raabe	$619,500	$10,159
Shelly R. Ibach	$770,000	$7,839
Mark A. Kimball	$577,500	$9,224
Kathryn V. Roedel	$704,000	$9,628

        Under our company's 1990 Omnibus Stock Option Plan (the "1990 Plan"), 1997 Stock Incentive Plan (the "1997 Plan") and 2004 Stock Incentive Plan (the "2004 Plan"), if a "change in control" of our company occurs, then, unless the Compensation Committee decides otherwise either at the time of grant of an incentive award or at any time thereafter, all outstanding stock options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options have been granted remains in the employ or service of our company or any subsidiary.

        In addition, under the 1997 Plan and the 2004 Plan, if a "change in control" of our company occurs, then, unless the Compensation Committee decides otherwise either at the time of grant of an incentive award or at any time thereafter:

  •
  All outstanding stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock appreciation rights have been granted remains in the employ or service of our company or any subsidiary;

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  All outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and

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  All outstanding performance units, stock bonuses and performance stock awards will vest and/or continue to vest in the manner determined by the Compensation Committee and set forth in the agreement evidencing such performance units or stock bonuses.

        There are presently no outstanding stock appreciation rights, performance units or stock bonuses.

        In the event of a change in control, the Compensation Committee may pay cash for all or a portion of the outstanding options. The amount of cash the participants would receive will equal (a) the fair market value of such shares immediately prior to the change in control minus (b) the exercise price per share and any required tax withholding. The acceleration of the exercisability of options under the 1990 and 1997 Plans may be limited, however, if the acceleration would be subject to an excise tax imposed upon "excess parachute payments."

        Under the 1990 Plan, the 1997 Plan and the 2004 Plan, a "change in control" will include any of the following:

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  The sale, lease, exchange or other transfer of all or substantially all of the assets of our company to a corporation not controlled by our company;

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  The approval by our shareholders of a plan or proposal for the liquidation or dissolution of our company;

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  Any change in control that is required by the Securities and Exchange Commission to be reported;

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  Any person who was not a shareholder of our company on the effective date of the Plan becomes the beneficial owner of 50% or more of the voting power of our company's outstanding common stock; or

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  The "continuity" directors (directors as of the effective date of the Plan and their future nominees) ceasing to constitute a majority of the Board of Directors.

        The foregoing provisions applicable to changes in control under our equity-based stock incentive plans apply equally to all employees holding incentive awards under these plans.

 Director Compensation

        The following table summarizes the total compensation paid or earned by each of the non-employee members of our Board of Directors for the 2009 fiscal year ended January 2, 2010.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas J. Albani	$71,000	—	$42,353	—	—	—	$113,353
Christine M. Day(2)	$58,000	—	—	—	—	—	$58,000
Stephen L. Gulis, Jr.	$78,500	—	$42,353	—	—	—	$120,853
Christopher P. Kirchen	$76,000	—	$42,353	—	—	—	$118,353
David T. Kollat	$63,250	—	$42,353	—	—	—	$105,603
Brenda J. Lauderback	$64,500	—	$42,353	—	—	—	$106,853
Michael A. Peel	$64,750	—	$42,353	—	—	—	$107,103
Ervin R. Shames	$145,000	—	$42,353	—	—	—	$187,353
Jean-Michel Valette	$99,500	—	$42,353	—	—	—	$141,853

(1) Reflects the aggregate grant date fair value of stock option awards granted during fiscal year 2009, computed in accordance with FASB ASC Topic 718. See Note 7, Shareholders' Equity, to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2010, for a discussion of the relevant assumptions used in calculating these amounts. As of January 2, 2010, each director had the following number of stock options outstanding: Thomas J. Albani, 65,250; Christine M. Day, 40,250; Stephen L. Gulis, Jr., 50,250; Christopher P. Kirchen, 83,000; David T. Kollat, 121,500; Brenda J. Lauderback, 72,750; Michael A. Peel, 91,500; Ervin R. Shames, 106,500; and Jean-Michel Valette, 76,500.

(2) Ms. Day determined not to stand for re-election to the Board of Directors at the 2009 Annual Meeting and her term on the Board expired effective December 14, 2009. Ms. Day did not receive an option award in 2009.

        Annual Retainer.    All of our non-employee directors receive an annual cash retainer of $25,000, each committee chair receives additional compensation of $5,000 per year and each member of the Audit Committee receives additional compensation of $5,000 per year. The non-executive Chairman of the Board receives an additional retainer of $100,000 per year.

        At the end of 2009, the Committee approved the payment of $20,000 to each of the non-employee directors (other than the Chairman of the Board) and $40,000 to Jean-Michel Valette in order to bring the non-employee director compensation more in line with intended compensation philosophy and to recognize Jean-Michel's efforts and leadership in the recapitalization of the company. The Committee did not have flexibility to use equity-based compensation to provide this additional compensation as the terms of the company's existing stock plans limit equity grants to non-employee directors to capped automatic stock option grants described below.

        Under the Select Comfort Corporation Non-Employee Director Equity Plan adopted by the Board of Directors in November 2005 and approved by our shareholders at the 2006 Annual Meeting, non-employee directors were entitled to elect to receive all or a portion of their annual cash retainer in the form of shares of the company's common stock and to defer receipt of such shares. To the extent directors elected to participate in this plan, the shares to be issued were valued at fair market value as of the date the cash retainer otherwise would have been paid and the directors received no discount. This plan was terminated as of the end of fiscal year 2008.

        Meeting Fees.    In March of 2009, the Committee approved the payment of meeting fees for Board and Committee meetings beyond the normal number of regular or typical meetings for the Board and each Committee in a fiscal year. Pursuant to this approval, non-employee directors (other than the

Chairman of the Board) are entitled to (i) Board meeting fees of $1,000 per in-person meeting and $500 per telephonic meeting after a minimum of four Board meetings for the fiscal year, and (ii) Committee meeting fees of $750 per in-person Committee meeting and $500 per telephonic Committee meeting after a minimum of eight Audit Committee meetings and after a minimum of four meetings of each other Committee for the fiscal year.

        Stock Options.    Each non-employee director is eligible to receive, as of the date that the director first begins to serve on the Board, an initial grant of options to purchase up to 10,000 shares of our common stock (or such lesser number of shares as may be determined by the Management Development and Compensation Committee from time to time). These initial options become exercisable one year after the date of grant, so long as the director remains a director of our company. In addition, each of our non-employee directors is eligible for an annual grant, coincident with the annual meeting of shareholders, of options to purchase up to 10,000 shares of our common stock (or such lesser number of shares as may be determined by the Management Development and Compensation Committee from time to time). These annual options become exercisable one year after the date of grant, so long as the director remains a director of our company. All options granted to directors have an exercise price equal to the fair market value of our common stock on the date of grant and remain exercisable for a period of up to 10 years, subject to continuous service on our Board of Directors.

        Reimbursement of Expenses.    All of our directors are reimbursed for travel expenses for attending meetings of our Board or any Board committee and for attending director continuing education programs.

        No Director Compensation for Employee Directors.    Any director who is also an employee of our company does not receive additional compensation for service as a director.

APPROVAL OF THE
SELECT COMFORT CORPORATION 2010 OMNIBUS INCENTIVE PLAN

(Proposal 2)

        On March 12, 2010, upon recommendation of the Management Development and Compensation Committee, our Board of Directors adopted the Select Comfort Corporation 2010 Omnibus Incentive Plan, or "2010 Incentive Plan," subject to approval by our shareholders. The purpose of the 2010 Incentive Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to (i) attract and retain qualified individuals to perform services, (ii) provide incentive compensation for such individuals that is linked to the growth and profitability of the Company and enhancement of shareholder value, and (iii) provide opportunities for equity participation that align the interests of key employees and board members with those of our shareholders.

        If our shareholders approve the 2010 Incentive Plan, it will replace the Select Comfort Corporation 1990 Omnibus Stock Option Plan (As Amended and Restated), the Select Comfort Corporation 1997 Stock Incentive Plan (As Amended and Restated), the Select Comfort Corporation 2004 Stock Incentive Plan (As Amended and Restated as of January 1, 2007) and the Select Comfort Corporation Executive and Key Employee Incentive Plan, referred to collectively as the "Prior Plans." If our shareholders approve the 2010 Incentive Plan, no new awards will be granted under the Prior Plans and any shares of our common stock available for issuance under the Prior Plans that are not subject to outstanding awards will no longer be available for issuance under the Prior Plans or the 2010 Incentive Plan. The terms of the Prior Plans, as applicable, will continue to govern the outstanding awards, until exercised, expired, paid or otherwise terminated or canceled.

        The 2010 Incentive Plan permits the Management Development and Compensation Committee, or a subcommittee thereof, to grant to eligible employees, directors and consultants of Select Comfort non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock based awards. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2010 Incentive Plan is 3,000,000 shares, plus the number of shares subject to awards outstanding under the Prior Plans as of the date of shareholder approval of the 2010 Incentive Plan, but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.

        The Board of Directors is asking our shareholders to approve the 2010 Incentive Plan in order to qualify certain awards under the 2010 Incentive Plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the "IRC") and to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the IRC. In addition, since our common stock is listed on the NASDAQ Global Market, the NASDAQ listing rules require stockholder approval of the 2010 Incentive Plan. If our shareholders do not approve the 2010 Incentive Plan, the Prior Plans will remain in effect until they terminate in accordance with their respective terms.

Reasons Why You Should Vote in Favor of Approval of the 2010 Incentive Plan

        Our Board of Directors recommends a vote for approval of the 2010 Incentive Plan as the Board believes the proposed plan is in the best interests of our Company and our shareholders for the following reasons:

        The proposed plan will advance company and shareholder interests by allowing us to attract and retain key talent.    Talented, motivated and effective employees, non-employee directors and consultants are essential to executing our business strategies. Stock-based and annual cash incentive compensation has been an important component of total compensation for our key employees for many years because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of the Company. If our shareholders approve the 2010 Incentive Plan, we believe we will maintain our ability to offer competitive compensation packages to both attract new talent and retain our best performers.

        The proposed plan is consistent with our pay-for-performance compensation philosophy to increase shareholder value.    We believe that stock-based compensation, by its very nature, is performance-based compensation. Over time, the most significant component of total compensation for our executives is incentive compensation in the form of both stock-based and cash-based incentives that are tied to the achievement of business results. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

        The proposed plan will better enable us to align the interests of our directors and key employees with those of our shareholders.    We currently provide long-term incentives primarily in the form of stock option grants to our non-employee directors and stock option grants, performance stock option awards, restricted stock awards and performance restricted stock awards, which are paid out in shares of our common stock, as well as annual cash incentives, to certain key employees. We believe that our stock-based compensation programs, along with our stock ownership guidelines for our non-employee directors and executives, and our annual cash incentive programs for employees, help align the interests of our non-employee directors and employees with those of our shareholders. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. We believe our annual cash incentives reinforce achievement of our business performance goals by linking a significant portion of participants' compensation to the achievement of these performance goals. If the 2010 Incentive Plan is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our shareholders.

        The proposed plan protects shareholder interests and embraces sound stock-based compensation practices.    As described in more detail below under the heading "Summary of Sound Governance Features of the 2010 Incentive Plan," the 2010 Incentive Plan includes a number of features that are consistent with protecting the interests of our shareholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2010 Incentive Plan

        The Board and Management Development and Compensation Committee believe that the 2010 Incentive Plan contains several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices, including the following:

        No "evergreen" provision.    The number of shares of our common stock available for issuance under the 2010 Incentive Plan is fixed and will not adjust based upon the number of outstanding shares of our common stock. We currently expect the number of shares authorized for issuance under the 2010 Incentive Plan will last approximately three to four years, at which time we expect to ask our shareholders to approve an additional share authorization.

        Will not be excessively dilutive to our shareholders.    Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2010 Incentive Plan is 3,000,000 shares, plus the number of shares subject to awards outstanding under the Prior Plans as of the date of shareholder approval of the 2010 Incentive Plan but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. If our shareholders approve the 2010 Incentive Plan, we will not grant new awards under the Prior Plans and any shares of our common stock available for issuance under the Prior Plans that are not subject to outstanding awards will no longer be available for issuance under the Prior Plans or the 2010 Incentive Plan. We do not expect that any new awards will be granted under the Prior Plans between March 26, 2010 and the 2010 Annual Meeting.

        Accounting for full value awards.    The total number of shares of our common stock available for issuance under the 2010 Incentive Plan will be reduced by 1.15 shares for each share issued pursuant to a "full value" award or potentially issuable pursuant to a "full value" award, which are awards other than stock options or SARs that are settled by the issuance of shares of our common stock.

        No "recycling" of shares from exercised stock options or SARs.    Unlike under the Prior Plans, shares withheld to satisfy tax-withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered because of a "net exercise" of a stock option or settlement of a SAR in shares of common stock will not become available for issuance as future award grants under the 2010 Incentive Plan.

        No reload stock options or SARs.    The 2010 Incentive Plan does not authorize reload stock options or SARs.

        Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date.    The 2010 Incentive Plan prohibits granting stock options with exercise prices and SARs with grant prices lower than the fair market value of a share of our common stock on the grant date. The proposed plan does allow for the subsequent adjustment of the exercise prices of outstanding awards in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants.

        No re-pricing or exchange of "underwater" options or SARs without shareholder approval.    The 2010 Incentive Plan prohibits the re-pricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions, such as a recapitalization or stock split, as may be necessary in order to prevent dilution or enlargement of the rights of participants. The 2010 Incentive Plan defines "re-pricing" broadly to include amendments or modifications to the terms of outstanding stock options or SARs to lower the exercise or grant price, canceling "underwater" stock options or SARs in exchange for cash, replacement awards having a lower exercise price or other awards, or repurchasing "underwater" stock options or SARs and granting new awards.

        Stock options, SARs and unvested performance awards are not entitled to dividend equivalent rights.    Stock option, SAR and unvested performance award holders have no rights as shareholders with respect to the shares underlying their awards until such awards are exercised or vested and shares are issued. As a result, stock options, SARs and unvested performance awards under the 2010 Incentive Plan have no dividend equivalent rights associated with them.

        Shareholder approval is required for material revisions to the plan.    Consistent with NASDAQ listing rules, the 2010 Incentive Plan requires shareholder approval of material revisions to the plan. The proposed plan also requires shareholder approval of certain additional revisions to the plan that would not otherwise require shareholder approval under the NASDAQ listing rules.

        Members of the committee administering the plan are non-employee, independent and outside directors.    The 2010 Incentive Plan will be administered by the Management Development and Compensation Committee, or by a subcommittee thereof, or any other committee designated by the Board in accordance with the 2010 Incentive Plan. All members of committee administering the 2010 Incentive Plan will be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "independent" under the NASDAQ listing rules, the rules and regulations of the SEC and other applicable laws, and "outside directors" within the meaning of Section 162(m) of the IRC.

        "Clawback" provisions.    The 2010 Incentive Plan contains "clawback" provisions. If the committee determines that a participant has taken any action that would constitute "cause" or an "adverse action," as the 2010 Incentive Plan defines such terms, while providing services to the Company, or after termination of such services, all rights of the participant under the 2010 Incentive Plan and any agreements evidencing an incentive award the participant then holds will terminate and be forfeited. In addition, the committee may require the participant to return to the Company any shares received, any profits or any other economic value realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards. In addition, the proposed plan incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement.

        "Double-Trigger" vesting in change in control.    If the surviving or acquiring company assumes our outstanding incentive awards or provides for their equivalent substitutes, our 2010 Incentive Plan provides for accelerated vesting of incentive awards following a change in control only upon the termination of the employee's service, a material reduction in an employee's base salary, a discontinuation of participation in certain long-term cash or equity benefits provided to comparable employees, a significant change in job responsibilities or the need to relocate, provided these events occur within 2 years of a change in control. By using a so-called "double trigger" change in control, and thereby tying accelerated vesting to a change in control and a subsequent event, rather than the mere consummation of a change in control transaction, the Company believes that it is better able to balance the employee's need for certainty with the interests of our stockholders.

Comparison of 2010 Incentive Plan to Prior Plans

        As mentioned above, if our shareholders approve the 2010 Incentive Plan, it will replace our existing equity compensation plans under which stock-based awards are currently granted and the executive and key employee incentive plan under which annual cash incentives are currently administered, namely, the Prior Plans. The following are some of the material differences between the 2010 Incentive Plan and the Prior Plans:

        One Plan.    The 2010 Incentive Plan is intended to replace all of our existing equity compensation plans under which stock-based awards are currently granted. Historically, we have also used a separate plan to administer cash-based awards. The 2010 Incentive Plan will streamline our stock-based compensation and annual cash incentives into one plan and, with respect to stock-based compensation, provide one single pool of authorized shares for the grant of incentive awards.

        Types of Awards.    The 2010 Incentive Plan permits the grant of several incentive awards, including non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, performance awards, annual performance cash awards, automatic and discretionary non-employee director awards, other cash-based awards and other stock based awards. The Prior Plans only permit the grant of non-statutory and incentive stock options, SARs, restricted stock, performance stock, automatic non-employee director awards and annual performance cash awards.

        Limits on "Full Value" Awards.    Whereas our 2004 Stock Incentive Plan placed a numerical limit on the number of "full value" awards, which are awards other than stock options or SARs that are settled by the issuance of shares of our common stock, our 2010 Stock Incentive Plan contains a share counting mechanism that values the use of "full value" awards at a higher rate than other types of awards. Under our 2010 Incentive Plan, the total number of shares of our common stock available for issuance will be reduced by 1.15 shares for each share issued pursuant to a "full value" award or potentially issuable pursuant to a "full value" award.

        Sarbanes-Oxley Forfeiture Standard.    Unlike the Prior Plans, the 2010 Incentive Plan expressly incorporates the Sarbanes-Oxley Act of 2002 automatic forfeiture standard for certain participants in connection with material noncompliance, as a result of misconduct, resulting in an accounting restatement.

        No "recycling" of shares from exercised stock options or SARs.    Unlike the Prior Plans, shares withheld to satisfy tax-withholding obligations on awards or to pay the exercise price of awards and any shares not issued or delivered because of a "net exercise" of a stock option or settlement of a SAR in shares of common stock will not become available for issuance as future award grants under the 2010 Incentive Plan.

        No re-pricing or exchange of "underwater" options or SARs without shareholder approval.    Consistent with our 2004 Stock Incentive Plan, the 2010 Incentive Plan prohibits "re-pricing," broadly defined, of "underwater" options or SARS without shareholder approval. Although we have not engaged in any form of "re-pricing" of outstanding incentive awards in the past, and have no intent to do so in the future, our Prior Plans (other than the 2004 Stock Incentive Plan) did not expressly proscribe "re-pricing" of outstanding incentive awards.

        Shareholder approval is required for material revisions to the plan.    In comparison with our Prior Plans, the 2010 Incentive Plan expands the list of amendments to the plan that require shareholder approval to include an amendment to increase any limitation on the number of shares which may be issued or the aggregate value of incentive awards which may be granted in respect of any particular type of award or to any single participant during any specified period or to reduce the minimum exercise price requirements.

        "Double-Trigger" vesting in change in control.    Unlike our Prior Plans, if the surviving or acquiring company assumes our outstanding incentive awards or provides for their equivalent substitutes, our 2010 Incentive Plan provides for accelerated vesting of incentive awards following a change in control only upon the termination of the employee's service, a material reduction in an employee's base salary, a discontinuation of participation in certain long-term cash or equity benefits provided to comparable employees, a significant change in job responsibilities or the need to relocate, provided these events occur within 2 years of a change in control.

Equity Compensation Plan Information as of March 26, 2010 and Burn Rate Information

        Under the heading "Equity Compensation Plan Information" on page 36, as required by SEC rules, we provide information about shares of our common stock that may be issued under our equity compensation plans as of January 2, 2010, our most recent fiscal year-end date. To facilitate the approval of the 2010 Incentive Plan, set forth below is certain additional information as of March 26, 2010.

  •
  As of March 26, 2010, there were 54,622,741 shares of our common stock outstanding.

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  The market value of one share of our common stock on March 26, 2010, as determined by reference to the closing price of our common stock, as reported on the NASDAQ, was $7.14.

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  The number of shares of our common stock to be issued upon exercise of outstanding stock options as of March 26, 2010, under each of our equity compensation plans that provides for the issuance of stock options (which includes the Prior Plans) was 3,949,938.

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  The weighted average exercise price of all outstanding stock options as of March 26, 2010, was $10.79.

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  The weighted average remaining term for all outstanding stock options as of March 26, 2010, was 5.58 years.

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  The total number of unvested full value awards outstanding as of March 26, 2010, was 738,292.

        No incentive awards of any kind will be granted under any of the Prior Plans from March 26, 2010 through the date of the Annual Meeting.

        Additionally, the following table sets forth information regarding awards granted and earned, the run rate for each of the last three fiscal years and the average run rate over the last three years.

	2009	2008	2007
Stock options granted	10,000	339,050	148,375
Performance-based options awarded*	484,750	282,398	76,969
Restricted stock awarded	104,975	135,966	140,155
Performance-based Restricted Stock awarded*	297,875	129,808	27,327
Non-employee director stock options awarded	80,000	76,500	76,500
Non-employee director stock units awarded in lieu of director cash compensation	0	92,970	4,824
Weighted average basic common shares outstanding during the fiscal year	45,681,623	44,185,724	46,535,888
Run rate	2.14%	2.21%	2.10%

* Performance award amounts reflect adjustments to 100%, 75% and 25% of original award for Fiscal 2009, 2008 and 2007, respectively.

Summary of the 2010 Incentive Plan Features

        Below is a summary of the major features of the 2010 Incentive Plan. The summary is qualified in its entirety by reference to the full text of the 2010 Incentive Plan, a copy of which may be obtained upon request to Investor Relations at 9800 59th Avenue North, Minneapolis, Minnesota, 55422 or by telephone at 763-551-7498. We have also filed a copy of the 2010 Incentive Plan electronically with the SEC as an appendix to this proxy statement, available through the SEC's website at www.sec.gov.

        Purpose.    The purpose of the 2010 Incentive Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in shareholder value, and provide opportunities for equity participation that align the interests of recipients with those of our shareholders.

        Plan Administration.    The Management Development and Compensation Committee, or a subcommittee thereof, will administer the 2010 Incentive Plan. All members of such committee will be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "independent" under the NASDAQ listing rules, the rules and regulations of the SEC and other applicable laws, and "outside directors" within the meaning of Section 162(m) of the IRC.

        Under the terms of the 2010 Incentive Plan, subject to certain limitations, the committee will have the authority to, among other things:

  •
  Select eligible participants to whom awards are granted;

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  Determine the types and amounts of awards to be granted and when;

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  Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such incentive awards;

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  Subject to shareholder approval requirements for some amendments, determine whether and under what circumstances and terms to amend the 2010 Incentive Plan or any outstanding incentive award agreement;

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  Interpret the 2010 Incentive Plan and any instrument evidencing an incentive award under the 2010 Incentive Plan and establish rules and regulations pertaining to its administration;

  •
  Determine fair market value in accordance with the 2010 Incentive Plan;

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  Adopt subplans or special provisions applicable to incentive awards regulated by the laws of jurisdictions other than the United States;

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  Authorize any person to execute on behalf of the Company an incentive award agreement or other instrument required to effect a grant;

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  Determine whether incentive awards will be settled in shares of common stock, cash or in any combination thereof;

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  Determine whether an incentive award will be adjusted for dividend equivalents;

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  Impose restrictions, conditions or limitations on resales and subsequent transfers; and

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  Make any other determination and take any other action that the committee deems necessary or desirable for administration of the 2010 Incentive Plan.

        Delegation.    The committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers, as it may deem advisable. The committee may authorize one or more directors or officers of the Company to designate employees, other than officers, directors, or 10% shareholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

        No Re-pricing or Exchange.    The committee may not, except as described below under the heading "Adjustments," without prior approval of our shareholders, seek to effect any re-pricing of any previously granted, "underwater" option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price; or (C) other incentive awards; or (iii) repurchasing the underwater options or SARs and granting new incentive awards under the 2010 Incentive Plan. An option or SAR will be deemed to be "underwater" at any time when the fair market value of the common stock is less than the exercise price of the option or SAR.

        Shares Authorized.    Subject to adjustment (as described below), the maximum number of shares of our common stock authorized for issuance under the 2010 Incentive Plan is 3,000,000 shares, plus the number of shares subject to awards outstanding under the Prior Plans as of the date of shareholder approval of the 2010 Incentive Plan, but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. No more than 3,000,000 shares may be granted as incentive stock options and the total number of shares of our common stock available for issuance under the 2010 Incentive Plan will be reduced by 1.15 shares for each share issued pursuant to a "full value" award or potentially issuable pursuant to a "full value" award.

        Shares of our common stock that are issued under the 2010 Incentive Plan or that are subject to outstanding incentive awards will be applied to reduce the maximum number of shares of our common stock remaining available for issuance under the 2010 Incentive Plan only to the extent they are actually used. However, the full number of shares of our common stock subject to SARs granted under the 2010 Incentive Plan that are settled by the issuance of shares of our common stock will be counted against the shares authorized for issuance under the 2010 Incentive Plan, regardless of the number of shares actually issued upon settlement of such SARs. Furthermore, any shares of our common stock withheld to satisfy tax withholding obligations on incentive awards issued under the 2010 Incentive Plan, any shares of our common stock withheld to pay the exercise price of incentive awards under the 2010 Incentive Plan and any shares of our common stock not issued or delivered as a result of the "net exercise" of an outstanding option will be counted against the shares of our common stock authorized for issuance under the 2010 Incentive Plan. Any shares of our common stock repurchased by us on the open market using the proceeds from the exercise of an incentive award will not increase the number of shares available for future grant of incentive awards. Any shares of our common stock related to incentive awards under the 2010 Incentive Plan or under Prior Plans that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares, or are settled in cash in lieu of shares, or are exchanged with the committee's permission, prior to the issuance of shares, for incentive awards not involving shares, will be available again for grant under the 2010 Incentive Plan (with such increase in connection with full value awards based on the ratio of 1.15 shares for each terminated share).

        Annual Award Limits.    The annual limits listed below apply to grants that are intended to qualify as of awards of performance-based compensation under Section 162(m) of the IRC. These limits are per "participant," per "year," as the 2010 Incentive Plan defines such terms.

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  1,000,000 shares subject to stock options and SARs;

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  1,000,000 shares subject to restricted stock awards and restricted stock units;

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  $5,000,000 or 1,000,000 shares of common stock in performance awards;

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  $5,000,000 in annual performance cash awards;

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  $5,000,000 in other cash-based awards; and

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  1,000,000 shares granted under other stock-based awards.

        Adjustments.    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the Company, the committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the 2010 Incentive Plan. In order to prevent dilution or enlargement of the rights of participants, the committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

        Participation.    Incentive awards may be granted to employees, non-employee directors and consultants of the Company or any of its subsidiaries. A "consultant" is one who renders services that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of January 2, 2010, approximately 2,172 employees and 8 non-employee directors would have been eligible to participate in the 2010 Incentive Plan had it been approved by our shareholders at such time.

        Types of Awards.    The 2010 Incentive Plan will permit us to grant non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

        Non-Statutory and Incentive Stock Options.    Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2010 Incentive Plan permits the grant of both non-statutory and incentive stock options. Each stock option granted under the 2010 Incentive Plan must be evidenced by an incentive award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the 2010 Incentive Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value is the closing price of our common stock, as reported on the NASDAQ. The closing price of our common stock, as reported on NASDAQ, on March 10, 2010, was $8.49 per share. The committee will fix the terms and conditions of each stock option, subject to certain restrictions. The committee will fix the term of each stock option, but stock options granted under the 2010 Incentive

Plan will not be exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by "net exercise," or by a combination of such methods; or such other method as may be permitted by the committee. In the case of a "net exercise" of a stock option, we will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.

        Stock Appreciation Rights.    A stock appreciation right, or SAR, is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of our common stock and the exercise price of such shares. Each SAR granted must be evidenced by an incentive award agreement that specifies the exercise price, the term, and such other provisions as the committee may determine. The exercise price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The committee will fix the term of each SAR, but SARs granted under the 2010 Incentive Plan will not be exercisable more than 10 years after the date the SAR is granted.

        Restricted Stock Awards and Restricted Stock Units.    Restricted stock awards and/or restricted stock units may be granted under the 2010 Incentive Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. The committee shall determine, and set forth in an incentive award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units will not have voting rights with respect to their restricted stock units. After all conditions and restrictions applicable to restricted stock awards and/or restricted stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards will become freely transferable (except as otherwise provided in the 2010 Incentive Plan) and restricted stock units will be paid in cash, shares of our common stock, or some combination of cash and shares of our common stock as determined by the committee. The committee may provide that restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the IRC.

        Performance Awards.    Performance awards, in the form of cash, shares of common stock or a combination of both, may be granted under the 2010 Incentive Plan in such amounts and upon such terms as the committee may determine. The committee shall determine, and set forth in an incentive award agreement, the amount of cash and/or number of shares, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares earned by the participant.

        Annual Performance Cash Awards.    Annual performance cash awards may be granted under the 2010 Incentive Plan in such amounts and upon such terms as the committee may determine, based on the achievement of specified performance goals for annual periods or other time periods as determined by the committee. The committee will determine the target amount that may be paid with respect to an annual performance award, which will be based on a percentage of a participant's actual annual base compensation at the time of grant, up to 150% for any participant. The committee may establish a maximum potential payout amount with respect to an annual performance award of up to 300% of the target payout in the event performance goals are exceeded by an amount established by the committee at the time performance goals are established. The committee may establish measurements for prorating the amount of payouts for achievement of performance goals at less than or greater than the target payout but less than the maximum payout.

        Non-Employee Director Awards.    The committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options, SARs or full value awards. The committee may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options, SARs or full value awards. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the committee may establish in its sole discretion consistent with the provisions of the 2010 Incentive Plan.

        The 2010 Incentive Plan permits non-employee directors to elect to receive shares of our common stock in lieu of their director fees otherwise payable in cash. The election to receive our common stock in lieu of cash must be made in the calendar quarter preceding the date any such fees are payable. The number of shares to be issued is determined by dividing the dollar amount of reserved fees by the fair market value of our common stock on the date such fees would otherwise have been payable.

        Any awards granted to non-employee directors under the 2010 Incentive Plan must be made by a committee consisting solely of directors who are "independent directors" within the meaning of the NASDAQ listing rules.

        Other Cash-Based Awards and Other Stock-Based Awards.    Cash-based awards that are not annual performance cash awards may be granted to participants in such amounts and upon such terms as the committee may determine. These other cash-based awards will be paid in cash only. Other stock-based awards (including the grant or offer for sale of unrestricted shares of our common stock or the payment in cash or otherwise of amounts based on the value of shares of our common stock) may be granted in such amounts and subject to such terms and conditions (including performance goals) as determined by the committee. These other stock-based awards shall be expressed in terms of shares of our common stock or units based on shares of our common stock, as determined by the committee. Other stock-based awards will be paid in cash or shares of our common stock, as determined by the committee.

        Performance Measures.    If the committee intends to qualify an incentive award under the 2010 Incentive Plan as "performance-based compensation" under Section 162(m) of the IRC, the performance goals selected by the committee must be based on the achievement of specified levels of one, or any combination, of the following performance measure elements:

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  Sales and revenue measure elements, including gross revenue or sales, sales allowances, net revenue or net sales, invoiced revenue or sales, collected revenue or sales, revenues from new products, and bad debts;

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  Expense measurement elements, including direct material costs, direct labor costs, indirect labor costs, direct manufacturing costs, indirect manufacturing costs, cost of goods sold, sales, general and administrative expenses, operating expenses, non-cash expenses, tax expense, non-operating expenses, and total expenses;

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  Profitability and productivity measure elements, including gross margin, net operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT (earnings before interest and taxes), net operating income after taxes (NOPAT), net income, net cash flow, and net cash flow from operations;

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  Asset utilization and effectiveness measure elements, including cash, excess cash, accounts receivable, inventory (WIP and/or finished goods), current assets, working capital, fixed assets, total assets, standard hours, plant utilization, purchase price variance, and manufacturing overhead variance;

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  Debt and equity measure elements, including accounts payable, current accrued liabilities, total current liabilities, total debt, debt principal payments, net current borrowings, total long-term debt, credit rating, retained earnings, total preferred equity, total common equity, and total equity;

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  Shareholder and return measure elements, including earnings per share (diluted and fully diluted), stock price, dividends, shares repurchased, total return to shareholders, debt coverage ratios, return on assets, return on equity, return on invested capital, and economic profit (for example, economic value added);

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  Customer and market measure elements, including dealer/channel size/scope, dealer/channel performance/effectiveness, order fill rate, customer satisfaction, customer service/care, brand awareness and perception, market share, warranty rates, product quality, and channel inventory; and

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  Organizational and employee measure elements, including headcount, employee performance, employee productivity, standard hours, employee engagement/satisfaction, employee turnover, and employee diversity.

        Any of the above performance measure elements can be used in an algebraic formula (e.g., averaged over a period), combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations based on the performance measure elements to create a performance measure. Any of the performance measures specified in the 2010 Incentive Plan may be used to measure the performance of the Company or any subsidiary, as a whole, or any division or business unit, product or product group, region or territory, or any combination thereof, as the committee deems appropriate. Performance measures may be compared to the performance of a group of comparator companies or a published or special index that the committee deems appropriate or, with respect to share price, various stock market indices. The committee also may provide for accelerated vesting of any incentive award based on the achievement of performance goals.

        Any incentive award that is intended to qualify as performance-based compensation under Section 162(m) of the IRC will be granted, and performance goals for such an incentive award will be established, by the committee in writing not later than 90 days after the commencement of the performance period to which the performance goals relate, or such other period required under Section 162(m) of the IRC; provided that the outcome is substantially uncertain at the time the committee establishes the performance goal; and provided further that in no event will a performance goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the performance goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the IRC, the committee must certify in writing that the performance goals established with respect to such award have been achieved.

        The committee may provide in any such incentive award that includes performance goals that any evaluation of performance may include or exclude any of the following events that occur during a performance period: items related to a change in accounting principles; items relating to financing activities; expenses for restructuring or productivity initiatives; other non-operating items; items related to acquisitions; items attributable to the business operations of any entity acquired by the Company during the performance period; items related to the disposal of a business or segment of a business; items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; any other items of significant income or expense which are determined to be appropriate adjustments; items relating to unusual or extraordinary corporate transactions, events or developments; items related to amortization of acquired intangible assets; items that are outside the scope of the Company's core, on-going business activities; items related to acquired in-process research and development; items relating to changes in tax laws; items relating to major licensing or partnership arrangements; items relating to asset impairment charges; items relating to gains or losses for litigation, arbitration and contractual settlements; foreign exchange gains and losses; or items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

        The committee may amend or modify the vesting criteria (including any performance goals, performance measures or performance periods) of any outstanding awards based in whole or in part on the financial performance of the Company (or any subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the 2010 Incentive Plan.

        The committee may adjust the amount payable pursuant to an incentive award under the 2010 Incentive Plan that is intended to qualify as "performance-based compensation" under Section 162(m) of the IRC downwards but not upwards. In the event that applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the committee will have sole discretion to make such changes without obtaining shareholder approval.

        Dividend Equivalents.    With the exception of stock options, SARs and unvested performance awards, awards under the 2010 Incentive Plan may, in the committee's discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the committee.

        Termination of Service.    Except as otherwise provided in the 2010 Incentive Plan or an incentive award agreement, in the event a participant's employment or other service with the Company or any of our subsidiaries is terminated by reason of death or disability, then:

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  All outstanding stock options (including non-employee director options) and SARs held by the participant will become immediately exercisable and will remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expires;

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  All outstanding shares of restricted stock held by the participant will become fully vested;

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  All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any incentive awards that vest based on the achievement of performance goals, if a participant's employment or other service with our Company or any subsidiary is terminated by death or disability prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant's award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years; and

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  If the effective date of such termination is before the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will terminate and be forfeited, but if the effective date of such termination is on or after the end of the time period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will be paid to the participant in accordance with the payment terms of such award.

        Except as otherwise provided in the 2010 Incentive Plan or an incentive award agreement, in the event a participant's employment or other service with the Company or any of our subsidiaries is terminated by reason of retirement (except with respect to non-employee directors), then:

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  All outstanding stock options (other than non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for one year after the date of such retirement, but will not be exercisable later than the date the stock options or SARs expires;

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  All stock options, SARs and all outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited;

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  All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any incentive awards the vesting of which is based on the achievement of performance goals, if a participant's employment or other service with our Company or any subsidiary, as the case may be, is terminated by reason of retirement prior to the end of the performance period of such incentive award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant's award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years; and

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  If the effective date of such retirement is before the end of the performance period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will terminate and be forfeited, but if the effective date of such retirement is on or after the end of the performance period to which an annual performance cash award relates, then any such annual performance cash award held by a participant will be paid to the participant in accordance with the payment terms of such award.

        Except as otherwise provided in the 2010 Incentive Plan or an incentive award agreement, if a plan participant's employment or other service with the Company or any subsidiary of the Company is terminated for any reason other than death, disability or retirement, then:

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  All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of termination, but those that are not exercisable will terminate and be forfeited;

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  All stock options, SARs and outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited;

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  All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited; and

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  All outstanding annual performance cash awards held by a participant will terminate and be forfeited.

        It is important to note that the foregoing terms are the standards that will be applicable to awards to the extent that the award agreement does not provide for different terms. The committee may, in its sole discretion, and consistent with other terms of the 2010 Incentive Plan, provide for different termination, forfeiture, vesting and exercisability provisions, whether more or less restrictive than the foregoing standard terms, in any agreement evidencing an incentive award granted under the 2010 Incentive Plan.

        Modification of Rights upon Termination.    Upon a participant's termination of employment or other service with the Company or any subsidiary, the committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the committee; provided, however, that (a) no stock option or SAR may remain exercisable beyond its expiration date; (b) the committee may not adjust the amount payable pursuant to an incentive award under the 2010 Incentive Plan that is intended to qualify as "performance-based compensation" under Section 162(m) of the IRC upwards but may adjust the amount payable under such an awards downwards (unless the applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining shareholder approval, in which case the committee will have sole discretion to make such changes without obtaining shareholder approval); (c) the committee taking any such action relating to non-employee director awards will consist solely of "independent directors" as defined by NASDAQ (or other applicable exchange or market on which the common stock may be traded or quoted); and (d) any such action by the committee adversely affecting any outstanding incentive award will not be effective without the consent of the affected participant, except to the extent the committee is authorized by the 2010 Incentive Plan to take such action.

        Determination of Termination.    The change in a participant's status from an employee to a consultant will be deemed a termination unless the committee determines otherwise, in its sole discretion. The change in a participant's status from a consultant to an employee will not be deemed a termination of the participant's service as a consultant. Unless the committee determines otherwise, a participant's termination date will be deemed to be the date recorded on personnel or other records of the Company or any subsidiary. If the payment of an incentive award that is subject to Section 409A of the IRC is triggered by termination of a participant's employment or other service, the termination must also constitute a "separation from service" within the meaning of Section 409A of the IRC, and any change in employment status that constitutes a "separation from service" under Section 409A of the IRC will be treated as a termination of employment or service, as the case may be.

        Forfeiture and Recoupment.    If a participant is determined by the committee to have taken any action while providing services to the Company or after termination of such services, that would constitute "cause" or an "adverse action," as such terms are defined in the 2010 Incentive Plan, all rights of the participant under the 2010 Incentive Plan and any agreements evidencing an incentive award then held by the participant will terminate and be forfeited. The committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any incentive awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to the Company, within ten days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the committee to determine whether "cause" or "adverse action" exists. The Company is entitled to withhold and deduct future wages to collect any amount due. In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the 2010 Incentive Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

        Change in Control and Acceleration of Vesting.    Generally, a change in control will mean:

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  The sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company,

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  The approval by our shareholders of any plan or proposal for the liquidation or dissolution of the Company, or

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  A change in control of a nature that would currently be required to be reported in response to Item 5.01 of SEC Form 8-K, whether or not the Company is then subject to such reporting requirement.

        Such a change in control will be deemed to have occurred at such time as (x) any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors or (y) individuals who constitute the Board of Directors of the Company on the effective date of the 2010 Incentive Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the 2010 Incentive Plan whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the Effective Date of the 2010 Incentive Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be considered as though such person were a member of the Board of Directors on the effective date of the 2010 Incentive Plan.

        Without limiting the authority of the committee to adjust incentive awards as discussed under the headings "Plan Administration" and "Adjustments," if a change in control of the Company occurs, then, unless otherwise provided in the Incentive Award Agreement, if the Company is not the surviving corporation or the acquiring corporation does not assume the outstanding incentive awards or substitute equivalent awards, then:

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  All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the Company or any subsidiary;

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  All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and

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  All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

        However, no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the IRC will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a "change in the ownership" of the Company, a "change in the effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case as determined under Section 409A of the IRC. The treatment of any other incentive awards in the event of a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable incentive award agreement. The committee is given the power under the 2010 Incentive Plan to alternatively provide that upon a change in control any or all outstanding stock-based awards will be canceled and terminated and the holders will receive a payment of cash or stock equal to the difference, if any, between the consideration received by shareholders in respect of a share of common stock in connection with the change in control and the purchase price per share, if any, under the award, multiplied by the number of shares subject to such award, provided that if such product is zero or less, or the award is not exercisable, the award may be canceled and terminated without payment for such award.

        If a participant's employment or other service with the Company is terminated without "cause" or "adverse action" or by the participant for "good reason" (as such terms are defined in the 2010 Incentive Plan), in either case within two years following a change in control, and the Company is the surviving corporation following such change in control, or the acquiror assumes the outstanding incentive awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such incentive awards, then:

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  All outstanding options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in employment or service with the Company;

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  All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and

  •
  All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

        However, no incentive award that provides for a deferral of compensation within the meaning of Section 409A of the IRC will be cashed out upon the occurrence of a change in control unless the event or circumstances constituting the change in control also constitute a "change in the ownership" of the Company, a "change in the effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case as determined under Section 409A of the IRC. The treatment of any other incentive awards in the event of a change in control will be as determined by the committee in connection with the grant thereof, as reflected in the applicable award agreement.

        Term, Termination and Amendment.    Unless sooner terminated by the Board, the 2010 Incentive Plan will terminate at midnight on May 19, 2020. No incentive award will be granted after termination of the 2010 Incentive Plan, but incentive awards outstanding upon termination of the 2010 Incentive Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2010 Incentive Plan.

        Subject to certain exceptions, the Board has the authority to terminate and the committee has the authority to amend the 2010 Incentive Plan or any outstanding award agreement at any time and from time to time provided that any amendment to the 2010 Incentive Plan will not become effective without shareholder approval (i) to increase the maximum number of shares of our common stock which may be issued pursuant to the 2010 Incentive Plan, (ii) to increase any limitation set forth in the 2010 Incentive Plan on the number of shares of our common stock which may be issued, or the aggregate value of award which may be made, in respect of any type of award to any single participant during any specified period, (iii) to change the class of individuals eligible to participate in the 2010 Incentive Plan, (iv) to reduce the minimum exercise price of any option or grant price of any SAR, or (v) if such approval is otherwise required to comply with applicable laws, rules or regulations. No termination or amendment of the 2010 Incentive Plan or an incentive award agreement shall adversely affect in any material way any award previously granted under the 2010 Incentive Plan without the written consent of the participant holding such award.

        No amendments to the 2010 Incentive Plan will be effective without approval of the Company's shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the IRC, the rules of the primary stock exchange on which the common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where incentive awards are, or will be, granted under the 2010 Incentive Plan; or (b) such amendment would: (i) modify the restrictions on re-pricing; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of common stock issued or issuable under the 2010 Incentive Plan; (iv) increase any limitation set forth in the 2010 Incentive Plan on the number of shares of common stock which may be issued or the aggregate value of incentive awards which may be made, in respect of any type of incentive award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the 2010 Incentive Plan; or (vi) reduce the minimum exercise price as set forth in the 2010 Incentive Plan.

        Plan Benefits.    It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2010 Incentive Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2010 Incentive Plan had then been in effect because awards under the 2010 Incentive Plan will be made at the discretion of the committee.

Federal Income Tax Information

        The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the Company of transactions under the 2010 Incentive Plan. This summary is intended for the information of shareholders considering how to vote at the annual meeting and not as tax guidance to participants in the 2010 Incentive Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2010 Incentive Plan.

        Incentive Stock Options.    With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the IRC continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder.

        Non-Statutory Stock Options.    The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

        SARs.    The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.

        Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.    The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the award granted to the participant is subject to a "substantial risk of forfeiture" (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the award on such date over the participant's cost for such award (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. Under certain circumstances, the participant, by making an election under Section 83(b) of the IRC, can accelerate federal income tax recognition with respect to an award that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the award at the time of grant over the participant's cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the IRC. If a stock or stock unit award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture and the amount of such income will be equal to the fair market value of the stock at such time over the participant's cost, if any, and the same amount is then deductible by us.

        Annual Performance Cash Awards and Other Cash-Based Awards.    Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the IRC.

        Withholding Obligations.    We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient's federal, state or local tax withholding obligations with respect to incentive awards granted under the 2010 Incentive Plan. Withholding for taxes will be limited to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the company. The committee may permit a participant to satisfy a tax obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

        Code Section 409A.    A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the IRC and the requirements of Section 409A of the IRC are not satisfied.

        Code Section 162(m).    Pursuant to Section 162(m) of the IRC, the annual compensation paid to an individual, who on the last day of the taxable year was the Chief Executive Officer or otherwise covered by this provision because his or her compensation was reported in the Summary Compensation Table, may not be deductible to the extent that it exceeds $1 million unless the compensation qualifies as "performance-based" under Section 162(m) of the IRC. The 2010 Incentive Plan has been designed to permit the committee to grant awards that qualify as "performance-based" for purposes of satisfying the conditions of Section 162(m) of the IRC.

        Excise Tax on Parachute Payments.    Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an incentive award or the payment of cash in exchange for all or part of an incentive award, together with any other payments that such participant has the right to receive from the Company, would constitute a "parachute payment" then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the IRC. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the IRC attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any "excess parachute payment" pursuant to Section 4999 of the IRC, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the IRC.

Board Recommendation

        The Board of Directors recommends that the shareholders vote "FOR" approval of the Select Comfort Corporation 2010 Omnibus Incentive Plan.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval of the Select Comfort Corporation 2010 Omnibus Incentive Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted "FOR" approval of the Select Comfort Corporation 2010 Omnibus Incentive Plan.

APPROVAL OF THE AMENDMENT TO OUR THIRD RESTATED
ARTICLES OF INCORPORATION TO ADOPT A PLURALITY VOTE STANDARD
IN CONTESTED ELECTIONS OF DIRECTORS

(Proposal 3)

 Summary of the Proposed Amendment

        The Board of Directors is recommending that Article VI of our Third Restated Articles of Incorporation be amended to provide for a plurality voting standard in the case of contested elections of directors. In recent years, as best practices in corporate governance have evolved, there has been a shift from the historically dominant plurality voting standard in director elections to a majority voting standard. Select Comfort has always had a majority voting standard in place for director elections. With the emergence more generally of the majority voting standard and the increasing prevalence of contested director elections (where the number of nominees exceeds the number of directors to be elected), concern has arisen that the majority voting standard increases the risk that no nominee succeeds in achieving the requisite majority vote for election, or a "failed election." Under Minnesota law, in the event of such a "failed election," the incumbent director would continue to serve as a director as no successor to the incumbent would have been validly elected. To reduce the risk of a failed election under the majority voting standard, a common approach is to create an exception whereby a plurality voting standard is used solely in the case of contested elections. Under the plurality voting standard, the nominee receiving the highest number of votes, even if that number is less than a majority of the votes cast in the election, would be validly elected as a director. We believe it is in the best interests of our shareholders to mitigate the risk of a failed election in the context of contested elections through the adoption of the plurality vote standard solely in the case of contested elections.

        Article VI of our Third Restated Articles of Incorporation currently reads in its entirety as follows:

ARTICLE VI

          The affirmative vote of the holders of a majority of the voting power of the shares of capital stock represented and entitled to vote at a duly held meeting is required for an action of the shareholders, including any amendment to these Articles of Incorporation, except where Chapter 302A of the Minnesota Statutes, as amended, or these Articles of Incorporation, as amended, requires an affirmative vote of a larger majority.

        In accordance with the proposal discussed above, Article VI of our Third Restated Articles of Incorporation is proposed to be amended to read in its entirety as follows:

ARTICLE VI

          Except with respect to the election of directors, the shareholders shall take action at a meeting of shareholders by the affirmative vote of a majority of the voting power of the shares of capital stock represented and entitled to vote at a duly held meeting or such larger proportion or number as is required by law or these Articles of Incorporation.

          Each director shall be elected at a meeting of shareholders by the affirmative vote of a majority of the voting power of the shares of capital stock represented and entitled to vote on the election of directors at the meeting, provided that directors shall be elected by the affirmative vote of a plurality of the voting power of the shares of capital stock represented and entitled to vote at a duly held meeting for which the number of nominees for election to the Board of Directors (other than nominees withdrawn on or prior to the day preceding the date the Corporation first mails its notice for such meeting to the shareholders) exceeds the number of directors to be elected.

          For purposes of this Article VI, a "meeting of shareholders" shall mean a meeting of shareholders which satisfies the notice and quorum requirements imposed by the Bylaws of the Corporation, except as otherwise provided by law.

        The risk of a "failed election" also arises in the case of uncontested elections where an incumbent nominee fails to achieve the requisite majority vote. In such circumstances, under application of Minnesota law, the incumbent would continue to serve as a director as no successor would have been validly elected. To address this risk, our Board has adopted the following Corporate Governance Principle:

          Requirement of Incumbent Directors who do not Receive a Majority Vote in an Uncontested Election to Tender Resignation.    If a nominee for Director who is an incumbent Director is not elected at a meeting of shareholders and no successor to the incumbent Director is elected at the meeting of shareholders, the incumbent Director shall promptly offer to tender his or her resignation to the Board. The Corporate Governance and Nominating Committee shall make a recommendation to the Board on whether to accept or reject the offer, or whether other action should be taken. The Board shall act on whether to accept the Director's offer, taking into account the Corporate Governance and Nominating Committee's recommendation, and publicly disclose (by press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision and the rationale behind it within 90 days after the date of the certification of the election results. The Corporate Governance and Nominating Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other recommendations that it considers relevant and appropriate. The incumbent Director who offers to tender his or her resignation shall not participate in the Board's decision. If such incumbent Director's offer to tender his or her resignation is not accepted by the Board, such Director shall continue to serve until the next meeting of shareholders at which Directors are elected and until his or her successor is duly elected, or his or her earlier death, resignation, retirement, disqualification or removal.

        The foregoing Corporate Governance Principle is not subject to shareholder approval and is not subject to shareholder approval of the amendment of our Third Restated Articles of Incorporation proposed above.

Board Recommendation

        The Board of Directors recommends that the shareholders vote "FOR" approval of the proposed amendment of the Third Restated Articles of Incorporation to adopt a plurality vote standard in the case of contested elections of directors.

Vote Required

        The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval of the proposed amendment of the Third Restated Articles of Incorporation to adopt a plurality vote standard in the case of contested elections of directors. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted "FOR" approval of the proposed amendment of the Third Restated Articles of Incorporation to adopt a plurality vote standard in the case of contested elections of directors.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight with respect to our company's accounting and financial reporting functions, internal and external audit functions, and systems of internal controls regarding financial matters and legal, ethical and regulatory compliance. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available at the investor relations section of the company's Web site at http://www.selectcomfort.com/eng/aboutus/corporategovernance.cfm.

        The Audit Committee is currently composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. Throughout 2009, the Audit Committee included Stephen L. Gulis, Jr. (Chair), Christopher P. Kirchen and Jean-Michel Valette. Christine M. Day also served on the Audit Committee from the beginning of the year until the end of her term as a director in December 2009. Thomas J. Albani was appointed to the Audit Committee in February 2010. Mr. Albani's current term on our Board will expire at this year's Annual Meeting and he will not stand for re-election.

        Management is responsible for our company's financial reporting processes and internal control over financial reporting. KPMG LLP, our Independent Registered Public Accounting Firm, is responsible for auditing our company's consolidated financial statements. This audit is to be conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee met in person or by telephone conference nine times during 2009. These meetings involved representatives of management, internal audit and the Independent Registered Public Accounting Firm. Management represented to the Audit Committee that our company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the consolidated financial statements, together with the results of management's assessment of the company's internal control over financial reporting, with management and the Independent Registered Public Accounting Firm. The Audit Committee discussed with the Independent Registered Public Accounting Firm the matters required to be discussed with the auditors under Statement on Auditing Standards No. 61 "Communication with Audit Committees" (Codification of Statements on Auditing Standards, AU 380). The Independent Registered Public Accounting Firm provided the Audit Committee with written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with the Independent Registered Public Accounting Firm that firm's independence.

        Based upon the Audit Committee's discussions with management, internal audit and the Independent Registered Public Accounting Firm, and the Audit Committee's review of the representations of management and the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our company's Annual Report on Form 10-K for the year ended January 2, 2010, for filing with the Securities and Exchange Commission.

        This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors

Stephen L. Gulis, Jr., Chair
Thomas J. Albani
Christopher P. Kirchen
Jean-Michel Valette

 APPROVAL OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 4)

 Selection of Independent Registered Public Accounting Firm

        Effective as of March 9, 2010, the Audit Committee of our Board of Directors selected Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm ("Independent Auditors") for the 2010 fiscal year ending January 1, 2011 (subject to the completion of Deloitte's customary client acceptance procedures), and approved the dismissal of KMPG LLP ("KPMG") as the Company's Independent Auditors. KPMG had served as our Independent Auditors from 1993 through the 2009 fiscal year ended January 2, 2010.

        KPMG's report on our consolidated financial statements as of and for the 2009 fiscal year ended January 2, 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained a separate paragraph that stated:

  "As described in Note 1 to the consolidated financial statements, the Company adopted the provisions of SFAS 157, Fair Value Measurements (included in FASB ASC Topic 820, Fair Value Measurements and Disclosures), and SFAS 159, The Fair Value Option for Financial Assets and Liabilities (included in FASB ASC Topic 825, Financial Instruments), on December 30, 2007 and FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (included in FASB ASC Topic 740, Income Taxes), on December 31, 2006."

        KPMG's report on our consolidated financial statements as of and for the 2008 fiscal year ended January 3, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained the following qualification:

  "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company's losses from operations and inability to generate sufficient cash flow to meet obligations and sustain operations raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        During our two most recent fiscal years ended January 2, 2010 and January 3, 2009 and the subsequent interim period through the date of KPMG's dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on our financial statements for such years. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K occurring within our two most recent fiscal years and the subsequent interim period through the date of KPMG's dismissal.

        During our two most recent fiscal years and the subsequent interim period through the date of engagement of Deloitte, neither we nor anyone on our behalf consulted Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

        Although the Board is not required to submit the selection of Independent Auditors to shareholders for approval, and the Board would not be bound by shareholder approval or failure to approve the selection, the Board wishes to submit the selection of Deloitte to serve as our Independent Auditors to our shareholders for approval consistent with best practices in corporate governance.

        If shareholders do not approve the selection of Deloitte as our Independent Auditors, the Audit Committee will reconsider whether to retain Deloitte and may determine to retain that firm or another firm without resubmitting the matter to shareholders. Even if the selection of Deloitte is approved by shareholders, the Audit Committee may, in its discretion, direct the appointment of a different firm of Independent Auditors at any time during the year if it determines that such a change would be in the best interests of the company and our shareholders.

        Representatives of Deloitte will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions from shareholders. We do not anticipate that representatives of KPMG will be present at the Annual Meeting and, as a result, representatives of KMPG will not be making a statement or responding to questions from shareholders at the Annual Meeting.

Audit and Other Fees

        The aggregate fees billed for professional services by KPMG LLP in 2009 and 2008 were:

	2009	2008
Audit fees	$455,140	$480,000
Audit-related fees(1)	18,000	18,000

Audit and audit-related fees	$473,140	$498,000
Tax fees	—	—
All other fees	—	—

Total	$473,140	$498,000

(1)
For each year, these fees related to the audit of the company's 401(k) plan.

        Under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission regarding auditor independence, the engagement of the company's independent auditors to provide audit or non-audit services for the company must either be approved by the Audit Committee before the engagement or entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Our Audit Committee has not established any pre-approval policies or procedures and therefore all audit or non-audit services performed for the company by the independent auditors must be approved in advance of the engagement by the Audit Committee. Under limited circumstances, certain de minimus non-audit services may be approved by the Audit Committee retroactively. All services provided to the company by the independent auditors in 2009 were approved in advance of the engagement by the Audit Committee and no non-audit services were approved retroactively by the Audit Committee pursuant to the exception for certain de minimus services described above.

Board Recommendation

        The Board recommends a vote "FOR" approval of the selection of Deloitte as our Independent Auditors for the 2010 fiscal year ending January 1, 2011. Unless a contrary choice is specified, proxies solicited by the Board will be voted "FOR" the approval of the selection of Deloitte as Independent Auditors.

 OTHER MATTERS

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based upon a review of the copies of such reports furnished to us during the 2009 fiscal year ended January 2, 2010 and written representations by such persons, all reports were filed on a timely basis.

Shareholder Proposals for 2011 Annual Meeting

        Any shareholder proposal requested to be included in the proxy materials for the 2011 Annual Meeting of Shareholders must (i) be received by our Senior Vice President, General Counsel and Secretary on or before December 7, 2010 and (ii) satisfy all of the requirements of, and not otherwise be permitted to be excluded under, Rule 14a-8 promulgated by the SEC and our Bylaws.

        Our Bylaws require advance written notice to our company of shareholder-proposed business or of a shareholder's intention to make a nomination for director at an annual meeting of shareholders. They also limit the business, which may be conducted at any special meeting of shareholders to business brought by the Board.

        Specifically, the Bylaws provide that business may be brought before an annual meeting by a shareholder only if the shareholder provides written notice to the Secretary of our company not less than 120 days prior to the first anniversary of the date that we first released or mailed our proxy materials to shareholders in connection with the preceding year's annual meeting. Under these provisions, notice of a shareholder proposal to be presented at the 2011 Annual Meeting of Shareholders (but that is not requested to be included in the proxy materials) must be provided to the Secretary of our company on or before December 7, 2010. In the event, however, that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year's annual meeting date, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

        A shareholder's notice must set forth:

  •
  A description of the proposed business and the reasons for it,

  •
  The name and address of the shareholder making the proposal,

  •
  The class and number of shares of common stock owned by the shareholder, and

  •
  A description of any material interest of the shareholder in the proposed business.

        Our Bylaws also provide that a shareholder may nominate a director at an annual meeting only after providing advance written notice to the Secretary of our company within the time limits described above. The shareholder's notice must set forth all information about each nominee that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee, as well as the nominee's business and residence address. The notice must also set forth the name and record address of the shareholder making the nomination and the class and number of shares of common stock owned by that shareholder.

 Other Business

        Management of our company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with the best judgment on such matters.

Copies of 2009 Annual Report

        We will furnish to our shareholders without charge a copy of our Annual Report on Form 10-K (without exhibits) for the 2009 fiscal year ended January 2, 2010, as amended, upon receipt from any such person of a written request for such an Annual Report. Such request should be sent to:

    Select Comfort Corporation
    Investor Relations Department
    9800 59th Avenue North
    Plymouth, Minnesota 55442

Householding Information

        Some banks, brokers and other record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that you and other holders of our company's common stock in your household may not receive separate copies of our Proxy Statement or Annual Report. We will promptly deliver an additional copy of either document to you if you call us at (763) 551-7498 or write us at the following address:

    Select Comfort Corporation
    Investor Relations Department
    9800 59th Avenue North
    Plymouth, Minnesota 55442

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock promptly by mail, telephone, or internet as instructed on your proxy card.

By Order Of the Board of Directors

Mark A. Kimball Senior Vice President, General Counsel and Secretary

April 6, 2010
Plymouth, Minnesota

APPENDIX

         SELECT COMFORT CORPORATION
2010 OMNIBUS INCENTIVE PLAN

Effective May 19, 2010

1.	Purpose of Plan	1
2.	Definitions	1
3.	Plan Administration	5
4.	Shares Available for Issuance	8
5.	Participation	9
6.	Options	9
7.	Stock Appreciation Rights	11
8.	Restricted Stock Awards and Restricted Stock Units	12
9.	Performance Awards	13
10.	Annual Performance Cash Awards	14
11.	Non-Employee Director Awards	14
12.	Other Cash-Based Awards and Other Stock-Based Awards	15
13.	Performance Measures	16
14.	Dividend Equivalents	19
15.	Effect of Termination of Employment or Other Service	19
16.	Payment of Withholding Taxes	23
17.	Change in Control	23
18.	Rights of Eligible Recipients and Participants; Transferability	27
19.	Securities Law and Other Restrictions	28
20.	Deferred Compensation; Compliance with Section 409A	28
21.	Amendment, Modification and Termination	28
22.	Effective Date and Duration of this Plan	29
23.	Miscellaneous	29

SELECT COMFORT CORPORATION
2010 OMNIBUS INCENTIVE PLAN

1.    Purpose of Plan.

        The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in shareholder value and aligning the interests of such individuals with the interests of its shareholders through opportunities for equity participation in the Company.

2.    Definitions.

        The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

        2.1   "Adverse Action" means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

        2.2   "Annual Award Limit" or "Annual Awards Limits" have the meaning set forth in Section 4.4.

        2.3   "Annual Performance Cash Awards" has the meaning set forth in Section 10.1 of this Plan.

        2.4   "Board" means the Board of Directors of the Company.

        2.5   "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

        2.6   "Cause" means (a) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (d) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

        2.7   "Cash-Based Award" means an Incentive Award made pursuant to this Plan that is denominated and paid in cash.

        2.8   "Change in Control" means an event described in Section 17.1 of this Plan.

        2.9   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

        2.10 "Committee" means the Management Development and Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of directors designated by the Board to administer this Plan who are (a) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, (b) "independent directors" as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted) and (c) "outside directors" within the meaning of Section 162(m) of the Code. The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.

        2.11 "Common Stock" means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.5 of this Plan.

        2.12 "Company" means Select Comfort Corporation, a Minnesota corporation, and any successor thereto as provided in Section 23.6 of this Plan.

        2.13 "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

        2.14 "Covered Employee" means any Employee who is or may become a "Covered Employee," as defined in Section 162(m) of the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of any Performance Period, or (b) twenty-five percent (25%) of any Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

        2.15 "Director" means a member of the Board.

        2.16 "Director Fees" means any compensation payable by the Company in the form of cash to a Non-Employee Director for service as a Non-Employee Director on the Board or any committee of the Board as may be approved from time to time by the Board, excluding expense allowances, reimbursements and insurance premiums paid to or on behalf of such Non-Employee Directors.

        2.17 "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

        2.18 "Effective Date" means May 19, 2010 or such later date as this Plan is initially approved by the Company's shareholders.

        2.19 "Eligible Recipients" means all Employees, all Non-Employee Directors and all Consultants.

        2.20 "Employee" means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonqualified Stock Option. Neither service as a

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Director nor payment of a Director's fee by the Company will be sufficient to constitute "employment" by the Company.

        2.21 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

        2.22 "Fair Market Value" means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange, the American Stock Exchange or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of "fair market value" under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

        2.23 "Full Value Award" means an Incentive Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.

        2.24 "Good Reason" has the meaning set forth in Section 17.2 of this Plan.

        2.25 "Grant Date" means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

        2.26 "Incentive Award" means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Annual Performance Cash Award, Non-Employee Director Award, Other Cash-Based Award or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

        2.27 "Incentive Award Agreement" means either: (a) a written or electronic (as provided in Section 23.8) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 23.8) statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof.

        2.28 "Incentive Stock Option" means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code.

        2.29 "Individual Performance Goals" has the meaning set forth in Section 10.4 of this Plan.

        2.30 "Individual Performance Participants" has the meaning set forth in Section 10.4 of this Plan.

        2.31 "Maximum Payout" has the meaning set forth in Section 10.3 of this Plan.

        2.32 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

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        2.33 "Non-Employee Director" means a Director who is not an Employee.

        2.34 "Non-Employee Director Award" means any Non-Statutory Stock Option, Stock Appreciation Right or Full Value Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

        2.35 "Non-Employee Director Option" means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 11.1 of this Plan.

        2.36 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

        2.37 "Other Cash-Based Award" means an Incentive Award, denominated and paid in cash, not otherwise described by the terms of this Plan, granted pursuant to Section 12 of this Plan.

        2.38 "Other Stock-Based Award" means an equity-based or equity-related Incentive Award not otherwise described by the terms of this Plan, granted pursuant to Section 12 of this Plan.

        2.39 "Participant" means an Eligible Recipient who receives one or more Incentive Awards under this Plan.

        2.40 "Participation Factor" has the meaning set forth in Section 10.2 of this Plan.

        2.41 "Performance Award" means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

        2.42 "Performance-Based Compensation" means compensation under an Incentive Award that is intended to satisfy the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan will be construed to mean that an Incentive Award which does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code.

        2.43 "Performance Goals" mean with respect to any applicable Incentive Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Incentive Award Agreement.

        2.44 "Performance Measure Element" has the meaning set forth in Section 13.1 of this Plan.

        2.45 "Performance Measures" mean: (a) with respect to any Incentive Award intended to qualify as Performance-Based Compensation, any one or more of the measures described in Section 13.1 of this Plan on which the Performance Goals are based and which measures are approved by the Company's shareholders pursuant to this Plan in order to qualify Incentive Awards as Performance-Based Compensation; and (b) with respect to any other Incentive Award, any performance measures as determined by the Committee in its sole discretion and set forth in the applicable Incentive Award Agreement for purposes of determining the applicable Performance Goal.

        2.46 "Performance Period" means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Incentive Award.

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        2.47 "Plan" means the Select Comfort Corporation 2010 Omnibus Incentive Plan, as may be amended from time to time.

        2.48 "Plan Year" means the Company's fiscal year.

        2.49 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

        2.50 "Prior Plans" mean the Select Comfort Corporation 1990 Omnibus Stock Option Plan (As Amended and Restated), the Select Comfort Corporation 1997 Stock Incentive Plan (As Amended and Restated), the Select Comfort Corporation 2004 Stock Incentive Plan (As Amended and Restated as of January 1, 2007) and the Select Comfort Corporation Executive and Key Employee Incentive Plan.

        2.51 "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

        2.52 "Restricted Stock Unit" means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

        2.53 "Retirement," unless otherwise defined in the Incentive Award Agreement or in a written employment, services or other agreement between the Participant and the Company or a Subsidiary, means "Retirement" as defined from time to time for purposes of this Plan by the Committee or by the Company's chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company's industry or to leave the general workforce.

        2.54 "Securities Act" means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

        2.55 "Stock Appreciation Right" means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

        2.56 "Stock-Based Award" means any equity-based or equity-related Incentive Award made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards denominated or payable in shares of Common Stock and Other Stock-Based Awards.

        2.57 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

        2.58 "Target Payout" has the meaning set forth in Section 10.2 of this Plan.

        2.59 "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.    Plan Administration.

        3.1    The Committee.    The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power

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and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.

        3.2    Authority of the Committee.    In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

          (a)   To designate the Eligible Recipients to be selected as Participants;

          (b)   To determine the nature and extent of the Incentive Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards, and the form of Incentive Award Agreement, if any, evidencing such Incentive Award;

          (c)   To determine the time or times when Incentive Awards will be granted;

          (d)   To determine the duration of each Incentive Award;

          (e)   To determine the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;

          (f)    To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

          (g)   To determine Fair Market Value in accordance with Section 2.22 of this Plan;

          (h)   To amend this Plan or any Incentive Award Agreement, as provided in this Plan;

          (i)    To adopt subplans or special provisions applicable to Incentive Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which subplans or special provisions may take precedence over other provisions of this Plan;

          (j)    To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;

          (k)   To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;

          (l)    Subject to Section 14, to determine whether Incentive Awards will be adjusted for "dividend equivalents," meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant; and

          (m)  To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other

6

  restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company's shareholders.

        3.3    Delegation.    The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Incentive Awards pursuant to this Plan; and (b) determine the size of any such Incentive Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Incentive Awards granted to an Eligible Recipient who is considered a Covered Employee or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act; (y) the resolution providing such authorization will set forth the type of Incentive Awards and total number of each type of Incentive Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Incentive Awards granted pursuant to the authority delegated.

        3.4    No Re-pricing.    Notwithstanding any other provision of this Plan other than Section 4.5, the Committee may not, without prior approval of the Company's shareholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

        3.5    Participants Based Outside of the United States.    In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company's or Subsidiary's interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1; (ii) to effect any re-pricing in violation of Section 3.4; (iii) to grant Options or Stock Appreciation Rights having an exercise price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3; or (iv) for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of any stock exchange on which shares of Common Stock may be listed for trading.

        3.6    Incentive Award Grants to Non-Employee Directors.    Notwithstanding any other provision of this Plan, all grants of Non-Employee Director Awards will only be granted and administered by a Committee comprised solely of members of the Board who are "independent directors" within the meaning of the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

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4.    Shares Available for Issuance.

        4.1    Maximum Number of Shares Available.    Subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:

          (a)   3,000,000 shares; and

          (b)   the number of shares of Common Stock subject to Incentive Awards outstanding under the Prior Plans as of the Effective Date but only to the extent that such outstanding Incentive Awards are forfeited, expire or otherwise terminate without the issuance of such shares of Common Stock.

        4.2    Restrictions on Incentive Stock Options.    Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.5 of this Plan, the maximum number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 3,000,000 shares.

        4.3    Accounting for Incentive Awards.    Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that (a) the total number of shares of Common Stock remaining available for issuance under this Plan will be reduced by 1.15 shares for each share issued pursuant to a Full Value Award or potentially issuable pursuant to a Full Value Award; and (b) the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the "net exercise" of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan or under any Prior Plans that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee's permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1 (with such increase in connection with Full Value Awards based on the same ratio specified in clause (a) of the proviso to the first sentence of this Section 4.3).

        4.4    Annual Awards Limits.    The following limits (each an "Annual Award Limit" and, collectively, "Annual Award Limits"), as adjusted pursuant to Section 4.5, will apply to grants of Incentive Awards unless the Committee specifically determines at the time of grant that an Incentive Award is not intended to qualify as Performance-Based Compensation under this Plan:

          (a)   The maximum aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights granted to any one Participant in any one Plan Year will be 1,000,000 shares.

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          (b)   The maximum aggregate number of shares of Common Stock subject to Restricted Stock Awards and Restricted Stock Units granted to any one Participant in any one Plan Year will be 1,000,000 shares.

          (c)   The maximum aggregate dollar amount or number of shares of Common Stock granted with respect to Performance Awards to any one Participant in any one Plan Year may not exceed $5,000,000 or 1,000,000 shares, determined as of the date of payout.

          (d)   The maximum aggregate dollar amount granted with respect to Annual Performance Cash Awards to any one Participant in any one Plan Year may not exceed $5,000,000, determined as of the date of payout.

          (e)   The maximum aggregate dollar amount granted with respect to Other Cash-Based Awards to any one Participant in any one Plan Year may not exceed $5,000,000, determined as of the date of payout.

          (f)    The maximum aggregate amount of shares of Common Stock granted with respect to Other Stock-Based Awards to any one Participant in any one Plan Year may not exceed 1,000,000 shares, determined as of the date of payout.

        4.5    Adjustments to Shares and Incentive Awards.

          (a)   In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2(a) and (b) and the Annual Award Limits set forth in Section 4.4, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Incentive Awards. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

          (b)   Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2(a) and (b) and the Annual Award Limits in Section 4.4, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422 and 424 of the Code, as and where applicable.

5.    Participation.

        Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.

6.    Options.

        6.1    Grant.    An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this

9

Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

        6.2    Incentive Award Agreement.    Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

        6.3    Exercise Price.    The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

        6.4    Exercisability and Duration.    An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (i) the achievement of one or more of the Performance Goals; or that (ii) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 19, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

        6.5    Payment of Exercise Price.

          (a)   The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a "net exercise" of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.

          (b)   In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an

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  Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise," (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 16 of this Plan.

          (c)   For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

        6.6    Manner of Exercise.    An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Plymouth, Minnesota (or to the Company's designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7.    Stock Appreciation Rights.

        7.1    Grant.    An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

        7.2    Incentive Award Agreement.    Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

        7.3    Exercise Price.    The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

        7.4    Exercisability and Duration.    A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of an SAR that is exercisable in accordance with its terms is prevented by the provisions of Section 19, the SAR will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such SAR.

        7.5    Manner of Exercise.    A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

        7.6    Settlement.    Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share exercise price; by

          (b)   The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

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        7.7    Form of Payment.    Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8.    Restricted Stock Awards and Restricted Stock Units.

        8.1    Grant.    An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.

        8.2    Incentive Award Agreement.    Each Restricted Stock Award or Restricted Stock Unit grant will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

        8.3    Conditions and Restrictions.    The Committee will impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

        8.4    Rights as a Shareholder.    Except as provided in Sections 8.1, 8.5, 8.6 and 18.3 of this Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any Restricted Stock Units granted hereunder.

        8.5    Dividends and Distributions.    Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

        8.6    Enforcement of Restrictions.    To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company's transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

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        8.7    Lapse of Restrictions; Settlement.    Except as otherwise provided in this Section 8, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

        8.8    Section 83(b) Election for Restricted Stock Award.    If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.    Performance Awards.

        9.1    Grant.    An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

        9.2    Incentive Award Agreement.    Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

        9.3    Vesting.    The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

        9.4    Form and Timing of Performance Award Payment.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

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10.    Annual Performance Cash Awards.

        10.1    Grant.    Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant to Participants Incentive Awards denominated in cash in such amounts and upon such terms as the Committee may determine, based on the achievement of specified Performance Goals for annual periods or other time periods as determined by the Committee (the "Annual Performance Cash Awards").

        10.2    Target Payout.    The target amount that may be paid with respect to an Annual Performance Cash Award (the "Target Payout") will be determined by the Committee pursuant to Section 13.2 and will be based on a percentage of a Participant's actual annual base compensation at the time of grant ("Participation Factor"), within the range established by the Committee for each Participant and subject to adjustment as provided in the second to last sentence of this paragraph. The Participation Factors, which are intended to reflect a Participant's level of responsibility, may be up to 150% for any Participant. The Chief Executive Officer may approve modifications to the Participation Factor for any Participant who is not a Covered Employee, if such modification is based on level of responsibility. The Committee may establish curves, matrices or other measurements for prorating the amount of payments for achievement of Performance Goals at less or greater than the Target Payout.

        10.3    Maximum Payout.    The Committee also may establish a maximum potential payout amount (the "Maximum Payout") with respect to an Annual Performance Cash Award of up to 300% of the Target Payout in the event Performance Goals are exceeded by an amount established by the Committee at the time Performance Goals are established. The Committee may establish curves, matrices or other measurements for prorating the amount of payments for achievement of Performance Goals at greater than the Target Payout but less than the Maximum Payout.

        10.4    Individual Performance Goals.    At the time an Annual Performance Cash Award is made, the Committee may provide for an increase in the Target Payout and the Maximum Payout (as either may be prorated in accordance with Sections 10.2 and 10.3) for selected Participants ("Individual Performance Participants") to reflect the achievement of individual performance goals ("Individual Performance Goals") established at that time by the Committee. The Committee will have the discretion to reduce by an amount up to 100% the amount that would otherwise be paid under the payout formula to an Individual Performance Participant based on the Committee's evaluation of the individual's achievement of the Individual Performance Goals.

        10.5    Payment.    Payment of any earned Annual Performance Cash Awards will be made as soon as possible after the Committee has determined the extent to which the applicable Performance Goals and Individual Performance Goals have been achieved and not later than the last day of the short term deferral period determined in accordance with Treas. Reg. Sec. 1.409A-1(b)(4), except to the extent that a Participant has properly elected to defer payment that may be attributable to an Annual Performance Cash Award under a Company deferred compensation plan or arrangement.

11.    Non-Employee Director Awards.

        11.1    Automatic and Non-Discretionary Awards to Non-Employee Directors.    The Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

        11.2    Shares in Lieu of Director Fees.    A Non-Employee Director may elect to receive shares of Common Stock in lieu of Director Fees by giving written notice of such election to the Company in a form approved by the Committee. Such an election shall be effective with respect to any such Director

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Fees payable commencing with the next calendar quarter following the date of the election. An election to receive payment of Director Fees in the form of shares of Common Stock may be revoked only by a subsequent election to receive payment of Director Fees in cash or to defer such Director Fees pursuant to Section 11.3. Such an election shall be effective with respect to Director Fees payable commencing with the next calendar quarter following the date of the election. The number of shares of Common Stock to be paid to a Non-Employee Director pursuant to this Section 11.2 shall be determined by dividing the amount of Director Fees payable by the Fair Market Value of the Common Stock on the date such Director Fees would have been paid in cash but for the Participant's election to receive payment of such Director Fees in the form of Common Stock. The amount of any fractional share shall be paid in cash.

        11.3    Deferral of Incentive Award Payment.    The Committee may permit a Non-Employee Director the opportunity to defer the grant or payment of an Incentive Award pursuant to such terms and conditions as the Committee may prescribe from time to time.

        11.4    Composition of Committee.    For purposes of this Section 11, all references to "Committee" in this Section 11 will mean a Committee that consists solely of directors who are "independent directors" as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

12.    Other Cash-Based Awards and Other Stock-Based Awards.

        12.1    Other Cash-Based Awards.    Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

        12.2    Other Stock-Based Awards.    Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Incentive Awards may involve the transfer of actual shares of Common Stock to Participants or payment in cash or otherwise of amounts based on the value of shares, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        12.3    Value of Other Cash-Based Awards and Other Stock-Based Awards.    Each Other Cash-Based Award will specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Cash-Based Award or any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Incentive Awards, the number or value of Other Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

        12.4    Payment of Other Cash-Based Awards and Other Stock-Based Awards.    Payment, if any, with respect to an Other Cash-Based Award or an Other Stock-Based Award will be made in accordance with the terms of the Incentive Award, in cash for any Other Cash-Based Award and in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Cash-Based Award or Other Stock-Based Award under a Company deferred compensation plan or arrangement.

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13.    Performance Measures.

        13.1    Performance Measures.    The Performance Goals upon which the payment or vesting of an Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation will be limited to one or more specified objective Performance Measures that are based on the following Performance Measure elements (each, a "Performance Measure Element"):

(a)	Sales and Revenue Measure Elements:
	(i)	Gross Revenue or Sales
	(ii)	Sales Allowances
	(iii)	Net Revenue or Net Sales
	(iv)	Invoiced Revenue or Sales
	(v)	Collected Revenue or Sales
	(vi)	Revenues from New Products
	(vii)	Bad Debts
(b)	Expense Measure Elements:
	(i)	Direct Material Costs
	(ii)	Direct Labor Costs
	(iii)	Indirect Labor Costs
	(iv)	Direct Manufacturing Costs
	(v)	Indirect Manufacturing Costs
	(vi)	Cost of Goods Sold
	(vii)	Sales, General and Administrative Expenses
	(viii)	Operating Expenses
	(ix)	Non-cash Expenses
	(x)	Tax Expense
	(xi)	Non-operating Expenses
	(xii)	Total Expenses
(c)	Profitability and Productivity Measure Elements:
	(i)	Gross Margin
	(ii)	Net Operating Income
	(iii)	EBITDA (earnings before interest, taxes, depreciation and amortization)
	(iv)	EBIT (earnings before interest and taxes)
	(v)	Net Operating Income After Taxes (NOPAT)
	(vi)	Net Income
	(vii)	Net Cash Flow
	(viii)	Net Cash Flow from Operations
(d)	Asset Utilization and Effectiveness Measure Elements:
	(i)	Cash
	(ii)	Excess Cash
	(iii)	Accounts Receivable
	(iv)	Inventory (WIP or Finished Goods)
	(v)	Current Assets
	(vi)	Working Capital
	(vii)	Total Capital
	(viii)	Fixed Assets
	(ix)	Total Assets

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	(x)	Standard Hours
	(xi)	Plant Utilization
	(xii)	Purchase Price Variance
	(xiii)	Manufacturing Overhead Variance
(e)	Debt and Equity Measure Elements:
	(i)	Accounts Payable
	(ii)	Current Accrued Liabilities
	(iii)	Total Current Liabilities
	(iv)	Total Debt
	(v)	Debt Principal Payments
	(vi)	Net Current Borrowings
	(vii)	Total Long-term Debt
	(viii)	Credit Rating
	(ix)	Retained Earnings
	(x)	Total Preferred Equity
	(xi)	Total Common Equity
	(xii)	Total Equity
(f)	Shareholder and Return Measure Elements:
	(i)	Earnings per Share (diluted and fully diluted)
	(ii)	Stock Price
	(iii)	Dividends
	(iv)	Shares Repurchased
	(v)	Total Return to Shareholders
	(vi)	Debt Coverage Ratios
	(vii)	Return on Assets
	(viii)	Return on Equity
	(ix)	Return on Invested Capital
	(x)	Economic Profit (for example, economic value added)
(g)	Customer and Market Measure Elements:
	(i)	Dealer/Channel Size/Scope
	(ii)	Dealer/Channel Performance/Effectiveness
	(iii)	Order Fill Rate
	(iv)	Customer Satisfaction
	(v)	Customer Service/Care
	(vi)	Brand Awareness and Perception
	(vii)	Market Share
	(viii)	Warranty Rates
	(ix)	Product Quality
	(x)	Channel Inventory
(h)	Organizational and Employee Measure Elements:
	(i)	Headcount
	(ii)	Employee Performance
	(iii)	Employee Productivity
	(iv)	Standard Hours
	(v)	Employee Engagement/Satisfaction
	(vi)	Employee Turnover
	(vii)	Employee Diversity

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        Any Performance Measure Element can be a Performance Measure. In addition, any of the Performance Measure Element(s) can be used in an algebraic formula (e.g., averaged over a period, combined into a ratio, compared to a budget or standard, compared to previous periods or other formulaic combinations) based on the Performance Measure Elements to create a Performance Measure. Any Performance Measure(s) may be used to measure the performance of the Company or Subsidiary as a whole or any division or business unit of the Company, product or product group, region or territory, or Subsidiary, or any combination thereof, as the Committee may deem appropriate. Any Performance Measure(s) can be compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure(s) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Incentive Award based on the achievement of Performance Goals pursuant to any Performance Measure(s) specified in this Section 13.1.

        13.2    Establishment of Performance Goals.    Any Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation will be granted, and Performance Goals for such an Incentive Award will be established, by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after twenty-five percent (25%) of the Performance Period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

        13.3    Certification of Payment.    Before any payment is made in connection with any Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to such Incentive Award have been achieved.

        13.4    Evaluation of Performance.    The Committee may provide in any such Incentive Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company's core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. To the extent such inclusions or exclusions affect Incentive Awards to Covered Employees, they will be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

        13.5    Adjustment of Performance Goals, Performance Periods or other Vesting Criteria.    Subject to Section 13.6, the Committee may amend or modify the vesting criteria (including any Performance Goals, Performance Measures or Performance Periods) of any outstanding Awards based in whole or in

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part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 3.6 or 4.5(a) hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on Participants under this Plan.

        13.6    Adjustment of Performance-Based Compensation.    Incentive Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee will retain the discretion to adjust such Incentive Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        13.7    Committee Discretion.    In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that will not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting on Performance Measures other than those set forth in Section 13.1.

14.    Dividend Equivalents.

        Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the Committee may not grant dividend equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right and further, no dividend or dividend equivalents will be paid out with respect to any unvested Incentive Awards, the vesting of which is based on the achievement of Performance Goals.

15.    Effect of Termination of Employment or Other Service.

        15.1    Termination Due to Death or Disability.    Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.4 and 15.5 of this Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

          (a)   All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will become immediately exercisable and will remain exercisable for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

          (b)   All outstanding Restricted Stock Awards held by the Participant as of the effective date of such termination will become fully vested;

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          (c)   All outstanding but unpaid Restricted Stock Units, Performance Awards, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of Performance Goals, if a Participant's employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant's Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Section 15.6 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed; and

          (d)   If the effective date of such termination is before the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be terminated and forfeited; if the effective date of such termination is on or after the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be paid to the Participant in accordance with the payment terms of such Award.

        15.2    Termination Due to Retirement.    Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.4 and 15.5 of this Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement (other than with respect to a Non-Employee Director):

          (a)   All outstanding Options (excluding Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such Retirement will, to the extent exercisable as of the date of such Retirement, remain exercisable for a period of one year after the date of such Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such Retirement will be terminated and forfeited;

          (b)   All outstanding Restricted Stock Awards held by the Participant as of the effective date of such Retirement that have not vested as of the date of such Retirement will be terminated and forfeited;

          (c)   All outstanding but unpaid Restricted Stock Units, Performance Awards Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such Retirement will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of Performance Goals, if a Participant's employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of Retirement prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant's Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Section 15.6 of this Plan and will have the discretion to consider any other fact or

20

  circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed; and

          (d)   If the effective date of such Retirement is before the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be terminated and forfeited; if the effective date of such Retirement is on or after the end of the Performance Period to which an Annual Performance Cash Award relates, then any such Annual Performance Cash Award held by a Participant will be paid to the Participant in accordance with the payment terms of such Award.

        15.3    Termination for Reasons Other than Death, Disability or Retirement.    Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 15.4 and 15.5 of this Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement:

          (a)   All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited.

          (b)   All Restricted Stock Awards held by the Participant as of the effective date of such termination that have not vested as of such termination will be terminated and forfeited;

          (c)   All outstanding unpaid Restricted Stock Units, Performance Awards, Other Cash-Based Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

          (d)   All outstanding Annual Performance Cash Awards held by a Participant as of the effective date of such termination will be terminated and forfeited.

        15.4    Modification of Rights upon Termination.    Notwithstanding the other provisions of this Section 15, upon a Participant's termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Awards, Annual Performance Cash Awards, Non-Employee Director Awards, Other Cash-Based Awards and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; (b) the Committee may not take any action not permitted pursuant to Section 13.6; (c) the Committee taking any such action relating to Non-Employee Director Awards will consist solely of "independent directors" as defined in the Listing Rules of the NASDAQ Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted); and (d) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.5, 15.6, 17 or 21).

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        15.5    Determination of Termination of Employment or Other Service.

          (a)   The change in a Participant's status from that of an Employee to that of a Consultant will, for purposes of this Plan, be deemed to result in a termination of such Participant's employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

          (b)   The change in a Participant's status from that of a Consultant to that of an Employee will not, for purposes of this Plan, be deemed to result in a termination of such Participant's service as a Consultant, and such Participant will thereafter be deemed to be an Employee until such Participant's employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a) above).

          (c)   Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

          (d)   Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant's employment or other service, such termination must also constitute a "separation from service" within the meaning of Section 409A of the Code, and any change in employment status that constitutes a "separation from service" under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.

        15.6    Additional Forfeiture Events.

          (a)    Effect of Actions Constituting Cause or Adverse Action.    Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 15.6, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee's determination occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant's written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment

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  obligations. Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 15.6(a) will not apply to any Participant following a Change in Control.

          (b)    Forfeiture of Incentive Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

16.    Payment of Withholding Taxes.

        16.1    General Rules.    The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Incentive Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. When withholding for taxes is effected under this Plan, it shall be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.

        16.2    Special Rules.    The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 16.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant's withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

17.    Change in Control.

        17.1    Change in Control.    For purposes of this Section 17, a "Change in Control" of the Company will mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, or (c) a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 5.01 of the Current Report on Form 8-K, as in effect on the Effective Date of this Plan, pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a Change in Control will be deemed to have occurred at such time as (x) any Person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors or (y) individuals who constitute the Board on the Effective Date of this Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date of this Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Board on the Effective Date of this Plan (either by a specific vote or by approval of the proxy

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statement of the Company in which such person is named as a nominee for director, without objection to such nomination) will be, for purposes of this clause (y), considered as though such person were a member of the Board on the Effective Date of this Plan.

        17.2    Good Reason.    For purposes of this Section 17, with respect to any Participant, "Good Reason" will be defined as set forth in any individual agreement applicable to such Participant or, in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason will mean any refusal to accept:

          (a)   a material diminution in the Participant's base compensation, which for purposes of this Plan will mean a reduction of 10% or more in the Participant's salary plus target bonus;

          (b)   discontinuation of eligibility to participate in a material long-term cash or equity award or equity-based grant program (or in a comparable substitute program) in which other Participants at a comparable level are generally eligible to participate;

          (c)   any material diminution of authority, duties or responsibilities, including any change in the authority, duties or responsibilities of the Participant that is inconsistent in any material and adverse respect with the Participant's then-current position(s), authority, duties and responsibilities with the Company or any Subsidiary; provided, however, that "Good Reason" will not be deemed to exist pursuant to this clause (c) solely on account of the Company no longer being a publicly traded entity or solely on account of a change in the reporting relationship of the Participant; or

          (d)   a material change in the geographic location at which the Company requires the Participant to be based as compared to the location where the Participant was based immediately prior to the change, which for purposes of this Plan will mean:

    (i)
    a relocation that results in an increase in the commuting distance from the Participant's principal residence to his or her new job location of more than 50 miles, or

    (ii)
    a relocation that requires the Participant to relocate his or her principal residence.

Notwithstanding the foregoing, however, "Good Reason" will not be deemed to exist as a result of any of the actions stated in clauses (a) or (b) above to the extent that such actions are in connection with an across-the-board change or termination that equally affects at least ninety-five percent (95%) of all Participants. An act or omission will not constitute a "Good Reason" unless the Participant gives written notice to the Company of the existence of such act or omission within ninety (90) days of its initial existence, the Company fails to cure the act or omission within thirty (30) days after the notification, and actual termination of employment or services occurs within two (2) years of the initial existence of the act or omission.

        17.3    Acceleration of Vesting.    Without limiting the authority of the Committee under Sections 3.2 and 4.5 of this Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Incentive Award Agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award the following provisions will apply:

          (a)   If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such acquiring corporation or acquiring corporation is hereinafter referred to as the "Acquiror") does not assume the outstanding Incentive Awards or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (b) all restrictions and vesting requirements applicable

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  to any Incentive Award based solely on the continued service of the Participant will terminate; and (c) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a "change in the ownership" of the Company, a "change in the effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

          (b)   If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all such Incentive Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

          (c)   If (i) a Participant's employment or other service with the Company and all Subsidiaries is terminated (A) without Cause or Adverse Action or (B) by the Participant for Good Reason, in either case within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (x) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (y) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (z) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a "change in the ownership" of the Company, a "change in the effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

          (d)   If (i) a Participant's employment or other service with the Company and all Subsidiaries is terminated for Cause or Adverse Action within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind.

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        17.4    Alternative Treatment of Stock-Based Awards.    In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of a Stock-Based Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Stock-Based Awards granted under this Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Stock-Based Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee's good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to a Stock-Based Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to this Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

        17.5    Limitation on Change in Control Payments.    Notwithstanding anything in Section 17.3 or 17.4 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 17.3 or the payment of cash in exchange for all or part of a Stock-Based Award as provided in Section 17.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 17.3 or 17.4 will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided further that such payments will be reduced (or acceleration of vesting eliminated) in the following order: (i) options with an exercise price above fair market value that have a positive value for purposes of Section 280G of the Code, (ii) pro rata among Incentive Awards that constitute deferred compensation under Section 409A of the Code, and (iii) finally, among the Incentive Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or an Affiliate or Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 17.5 will not apply and any "payments" to a Participant pursuant to Section 17.3 or 17.4 will be treated as "payments" arising under such separate agreement.

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18.    Rights of Eligible Recipients and Participants; Transferability.

        18.1    Employment.    Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

        18.2    No Rights to Awards.    No Participant or Eligible Individual will have any claim to be granted any Incentive Award under this Plan.

        18.3    Rights as a Shareholder.    Except as otherwise provided herein, a Participant will have no rights as a shareholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares.

        18.4    Restrictions on Transfer.

          (a)   Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

          (b)   A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of such Participant's death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 15 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 15 of this Plan) may be made by, the Participant's legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

          (c)   Upon a Participant's request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

        18.5    Non-Exclusivity of this Plan.    Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

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19.    Securities Law and Other Restrictions.

        Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

20.    Deferred Compensation; Compliance with Section 409A.

        It is intended that all Incentive Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. Notwithstanding anything in this Section 20 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Section 409A of the Code.

21.    Amendment, Modification and Termination.

        21.1    Generally.    Subject to other subsections of this Section 21 and Sections 3.4 and 21.3, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Incentive Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Incentive Award. The Committee's power and authority to amend or modify the terms of an outstanding Incentive Award includes the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

        21.2    Shareholder Approval.    No amendments to this Plan will be effective without approval of the Company's shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Incentive Awards which may be made, in respect of any type of Incentive Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3.

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        21.3    Incentive Awards Previously Granted.    Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.4, 4.5, 13.5, 15, 17, 20 or 21.4 of this Plan.

        21.4    Amendments to Conform to Law.    Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 21.4 to any Incentive Award granted under this Plan without further consideration or action.

        21.5    Non-Employee Director Awards.    Notwithstanding any other provision of this Plan to the contrary, no action may be taken with respect to any outstanding Non-Employee Director Award other than by the Committee, which for such actions will consist solely of "independent directors" as defined in the Listing Rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted).

22.    Effective Date and Duration of this Plan.

        The Plan is effective as of the Effective Date. The Plan will terminate at midnight on May 19, 2020, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of this Plan, but Incentive Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

23.    Miscellaneous.

        23.1    Usage.    In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term, and (d) "or" is used in the inclusive sense of "and/or".

        23.2    Unfunded Plan.    Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

        23.3    Relationship to Other Benefits.    No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

        23.4    Fractional Shares.    No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such

29

fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

        23.5    Governing Law.    Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company's jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise provided in an Incentive Award Agreement, recipients of an Incentive Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Minnesota to resolve any and all issues that may arise out of or relate to this Plan or any related Incentive Award Agreement.

        23.6    Successors.    All obligations of the Company under this Plan with respect to Incentive Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

        23.7    Construction.    Wherever possible, each provision of this Plan and any Incentive Award Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Plan or any Incentive Award Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

        23.8    Delivery and Execution of Electronic Documents.    To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

30

BARCODE 1 OF 2 12 15 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2010. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: March 26, 2010 Date: May 19, 2010 Time: 1:30 PM CDT Location: 0000058089_1 R2.09.05.010 SELECT COMFORT CORPORATION SELECT COMFORT CORPORATION 9800 59TH AVENUE NORTH PLYMOUTH, MN 55442 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Radisson Plaza Hotel Minneapolis 35 South 7th Street Minneapolis, MN 55402

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. How To Vote 0000058089_2 R2.09.05.010 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2010 to facilitate timely delivery.

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 Voting items 0000058089_3 R2.09.05.010 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 David T. Kollat 02 William R. McLaughlin The Board of Directors recommends you vote FOR the following proposal(s): 2. Proposal to approve the Select Comfort Corporation 2010 Omnibus Incentive Plan 3. Proposal to approve an amendment to our Third Restated Articles of Incorporation to adopt a plurality vote standard in contested elections of directors 4. Proposal to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000058089_4 R2.09.05.010

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000058090_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 David T. Kollat 02 William R. McLaughlin SELECT COMFORT CORPORATION 9800 59TH AVENUE NORTH PLYMOUTH, MN 55442 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2. Proposal to approve the Select Comfort Corporation 2010 Omnibus Incentive Plan 3. Proposal to approve an amendment to our Third Restated Articles of Incorporation to adopt a plurality vote standard in contested elections of directors 4. Proposal to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000058090_2 R2.09.05.010 SELECT COMFORT CORPORATION ANNUAL MEETING OF SHAREHOLDERS Wednesday, May 19, 2010 1:30 p.m. Local Time Radisson Plaza Hotel Minneapolis 35 South 7th Street Minneapolis, MN 55402 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . Select Comfort Corporation 9800 59th Avenue North Plymouth, MN 55442 This proxy is solicited by the Board of Directors of Select Comfort Corporation for use at the Annual Meeting of Shareholders to be held on May 19, 2010 The undersigned hereby appoints William R. McLaughlin and Mark A. Kimball (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies, to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Select Comfort Corporation to be held on May 19, 2010, at the Radisson Plaza Hotel Minneapolis, 35 South 7th Street, Minneapolis, Minnesota 55402, and at any adjournment or postponement thereof. Such shares will be voted as directed with respect to the proposals listed on the reverse side hereof and, in the Proxies’ discretion, as to any other matter that may properly come before the meeting or at any adjournment or postponement thereof. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED ON THE REVERSE SIDE AND "FOR" EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE and in the discretion of management with respect to such other business as may properly come before the meeting or any adjournment thereof. See reverse for voting instructions.